UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )
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Filed by a Party other than the Registrant ☐
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

RED ROBIN GOURMET BURGERS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

RED ROBIN GOURMET BURGERS, INC.
10000 E. Geddes Avenue, Suite 500
Englewood, CO 80112
(303) 846-6000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 14, 2026

When: 8:00 a.m. MDT on Thursday, May 14, 2026
Where: Red Robin’s Yummm U, located at 10000 E. Geddes Avenue, Suite 500, Englewood, Colorado 80112 for the following purposes:
Items of Business:
•
Proposal 1: To elect Anthony Ackil, Steven Lumpkin, Christopher Martin, David Pace, James Pappas, Nicole Miller Regan, and Anddria Varnado as directors of the Company for one-year terms;

•
Proposal 2: To approve, on an advisory basis, the compensation of our named executive officers;

•
Proposal 3: To approve an amendment to the Company’s Amended and Restated Employee Stock Purchase Plan to increase the number of authorized shares available for issuance;

•
Proposal 4: To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 27, 2026; and

•
To transact such other business as may properly come before the meeting.

We intend to hold our annual meeting in person again this year. As always, we encourage you to vote your shares prior to the annual meeting.
Record Date: Stockholders as of March 17, 2026 are entitled to vote.
Annual Report: Red Robin Gourmet Burgers, Inc. (“we” or the “Company”) filed with the U.S. Securities and Exchange Commission (the “SEC”) an annual report on Form 10-K for the fiscal year ended December 28, 2025. A copy of the annual report on Form 10-K has been made available concurrently with this proxy statement to all of our stockholders entitled to notice of and to vote at the annual meeting. In addition, you may obtain a copy of the annual report on Form 10-K, without charge, by writing to Red Robin Gourmet Burgers, Inc., Attn: Stockholder Services, 10000 E. Geddes Avenue, Suite 500, Englewood, Colorado 80112.
Who Can Attend: All stockholders as of the record date, or their duly appointed proxies, may attend the meeting. If you are not a stockholder of record but hold shares through a bank, broker, or other holder of record, you should provide proof of beneficial ownership on the record date, such as a legal proxy or your most recent account statement as of March 17, 2026 or other similar evidence of ownership. If you do not have valid, current, government- issued photo identification, such as a driver’s license, or proof of your stock ownership, you will not be admitted to the meeting. Registration and seating will begin at 7:30 a.m. MDT.
Date of Mailing: This Notice of Annual Meeting of Stockholders and related proxy materials are being distributed or made available to stockholders beginning on or about March 26, 2026.

YOUR VOTE IS IMPORTANT
Whether or not you plan to attend, it is important that your shares be voted at the meeting.
Please refer to your proxy card or Notice Regarding the Availability of Proxy Materials for more information on how to vote your shares at the meeting and return your voting instructions as promptly as possible. Thank you for your continued support of Red Robin.
By Order of the Board of Directors,
Sarah Mussetter
Secretary
Englewood, Colorado
March 26, 2026
Neither the Securities and Exchange Commission nor any state securities regulatory agency has passed upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense.

i

Page
PROPOSAL 3: APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE NUMBER OF AUTHORIZED SHARES AVAILABLE FOR ISSUANCE	63
Introduction	63
Summary Description of the Amended and Restated ESPP	63
New Plan Benefits	65
Federal Income Tax Information	65
Vote Required	66
Board Recommendation	66
PROPOSAL 4: RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	67
Evaluation of Auditor	67
Principal Accountant Fees and Services	67
Audit Committee’s Pre-Approval Policies and Procedures	68
Vote Required	68
Board Recommendation	68
AUDIT COMMITTEE REPORT	69
VOTING PROCEDURES AND INFORMATION	70
ADDITIONAL INFORMATION	72
Attendance at the Meeting	72
Determination of Quorum	72
Revocability of Proxies	72
Proxy Solicitation Costs	72
Delivery of Proxy Materials	73
“Householding” of Proxy Materials	73
Other Business	73
STOCK OWNERSHIP INFORMATION	73
Equity Compensation Plan Information	76
Proposals for Inclusion in 2027 Proxy Statement	77
Proposals to be addressed at 2027 Annual Meeting (but not included in Proxy Statement)	77
Appendix A	A-1

ii

PROXY SUMMARY
MEETING AGENDA, VOTING MATTERS, AND BOARD VOTING RECOMMENDATIONS
Proposal		Board’s Voting Recommendation	Page Reference (for more detail)
1	Election of Directors	FOR All nominees	8
2	Approval, on an advisory basis, of the compensation of the Company’s named executive officers	FOR	62
3	Approval of an amendment to the Company’s Amended and Restated Employee Stock Purchase Plan to increase the number of authorized shares available for issuance	FOR	63
4	Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 27, 2026	FOR	67

ELECTION OF DIRECTORS
The following provides summary information about each director nominee. Our director nominees possess a range of diverse skills, backgrounds, experience, and viewpoints that we believe are integral to an effective board. Detailed information about each individual’s qualifications, experience, skills, and expertise can be found starting on page 9.
Director Nominee	Age	Director Since	Principal Occupation	Independent	Current Committee Assignments
Anthony Ackil	51	2020	Chief Executive Officer of Streetlight Ventures	✓	(C), CC
Steven Lumpkin	71	2016	Consultant, Former Executive Vice President, Chief Financial Officer, and Director, Applebee’s	✓	*AC, FC
Christopher Martin	41	2024	Managing Director, Jumana Capital	✓	FC, NGC
David Pace	66	2019	President and Chief Executive Officer, Red Robin
James Pappas	44	2024	Managing Member, Owner, and Founder, JCP Investment Management	✓	CC, FC
Nicole Miller Regan	51	2023	Chief Strategy Officer and Director, 7 Brew	✓	AC, FC
Anddria Varnado	40	2021	Former GM and Head of the Consumer Business, Kohler Company	✓	*CC, NGC
AC	Audit Committee	FC	Finance Committee
CC	Compensation Committee	(C)	Denotes Chair of the Board
NGC	Nominating and Governance Committee	*	Denotes Chair of the Committee
Two of our current directors, Thomas Conforti and Allison Page, are not standing for reelection. Mr. Conforti will continue his service as chair of the Finance Committee until his departure at the conclusion of the 2026 annual meeting, at which time Mr. Pappas will assume this chair role. Ms. Page will continue her service as chair of the Nominating and Governance Committee until her departure at the conclusion of the 2026 annual meeting, at which time Ms. Miller Regan will assume this chair role. Additionally, at the conclusion of the 2026 annual meeting, Mr. Ackil will join the Audit Committee.
DIRECTOR NOMINEE STATISTICS
86%	29%	14%	50%	52	4
Independence	Gender Diversity	Racial/Ethnic Diversity	Committees Chaired by Women	Years Average Age	Years Average Tenure

DIRECTOR NOMINEE CHARACTERISTICS AND SKILLS
Experience / Skills	Anthony Ackil (Chair)	David Pace (CEO)	Steven Lumpkin	Christopher Martin	James Pappas	Nicole Miller Regan	Anddria Varnado
Public C-Suite Experience		✓	✓
Restaurant / Hospitality Executive Leadership	✓	✓	✓		✓	✓
Accounting / Financial Expertise	✓	✓	✓	✓	✓	✓	✓
Business Transformation	✓	✓	✓	✓	✓	✓	✓
Technology Strategy						✓	✓
Marketing / Consumer Insights	✓					✓	✓
M&A Experience	✓	✓	✓	✓	✓	✓	✓
Governance		✓				✓	✓
CORPORATE GOVERNANCE HIGHLIGHTS
✓
Declassified Board

✓
Independent chair of the Board

✓
Board currently composed of 89% independent directors

✓
All directors and director nominees are independent other than our CEO

✓
All committee members are independent

✓
Majority voting standard for uncontested director elections

✓
Plurality voting standard for contested director elections

✓
Board members have diverse backgrounds, expertise, and skills

✓
Robust Board, committee, and director evaluation process completed annually instead of age or term limits

✓
The Board and each committee regularly meet in executive session without members of management

✓
Frequent engagement with institutional investors

✓
Regular review of our succession plan and talent development plan

✓
Directors receive regular governance updates to stay well-informed and evaluate governance trends

✓
Directors receive regular continuing education opportunities

✓
Limits on outside board service for Board members

✓
Robust clawback policy in place

✓
In 2025, publication of our fourth sustainability report

CORPORATE GOVERNANCE PROTECTING STOCKHOLDER INTERESTS AND RIGHTS
✓
Ability for stockholders to call special meeting

✓
Bylaws provide a proxy access right for stockholders

✓
Input from stockholder outreach incorporated in decision-making process

✓
Pay for performance focused executive compensation structure aligned with stockholders

✓
Prohibition of hedging and pledging of our common stock

✓
In 2025, the Company submitted a proposal to amend the Company’s charter to remove supermajority voting provisions. While this proposal did not pass, it reflects the Company’s consideration of stockholder views and commitment to good governance principles and practices.

STOCKHOLDER ENGAGEMENT
We believe that strong corporate governance includes engaging with our stockholders and considering their views. During the 2025 proxy season, we reached out to our largest institutional stockholders and held substantive meetings and discussions with key holders. We continued our practice of year-round engagement, including ongoing dialogue with stockholders who collectively represent a significant portion of our ownership base. We greatly value the feedback received from our stockholders. This engagement provides valuable insight that informs the work of both management and the Board.
Types of Engagement	Topics Covered
• Calls and meetings with stockholders (portfolio managers and corporate governance/stewardship professionals) • Investor conferences • Earnings conference calls • Prospective stockholders
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Key strategic initiatives and opportunities

•
Financial performance and goals

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Capital structure and capital allocation priorities

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Governance best practices (including last year’s proxy proposal to remove supermajority voting provisions)

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Corporate responsibility risks and opportunities

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Risk management

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Compensation programs and pay for performance alignment

COOPERATION AGREEMENT AND EQUITY PURCHASE AGREEMENT
In December 2024, the Company entered into a Cooperation Agreement with JCP Investment Management, LLC and certain of its affiliates (collectively, “JCP”) and Jumana Capital, LLC and certain of its affiliates (collectively, “Jumana”), pursuant to which, among other things, JCP and Jumana have the right to designate certain directors to our Board, and an Equity Purchase Agreement, pursuant to which JCP and Jumana made additional investments in the Company.
In February 2026, the Company amended the Cooperation Agreement with JCP and Jumana, pursuant to which, among other things, the Company agreed to re-nominate Mr. Pappas as the JCP director and Mr. Martin as the Jumana director, to the Board at the 2026 annual meeting, and each has accepted their re-nomination.
See “Corporate Governance and Board Matters—Governance Principles—Certain Relationships and Related Transactions” for more information.

COMPANY LEADERSHIP AND STRATEGY
In April of 2025, the Company appointed David Pace as President and Chief Executive Officer. Our current leadership team consists of the following individuals:
Leadership	Appointment Date	Position
David Pace	April 2025	President and Chief Executive Officer
Christopher Meyer	December 2025	Interim Chief Financial Officer
Sarah Mussetter	December 2022	Chief Legal Officer and Secretary
Jesse Griffith	March 2023	Chief Operations Officer (previously SVP, Operations)
Humera Kassem	September 2025	Chief People Officer
Russ Klein	April 2025	Interim Chief Marketing Officer
In July of 2025, the Company released its First Choice strategic plan, which is designed to drive long-term stockholder value and make Red Robin the “first choice” for guests, team members, and investors. The First Choice plan consists of the following:
•
Hold Serve—Protect and build on the established foundation:

◦
Maintain and improve operational efficiencies and effectiveness

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Deliver quality food and hospitality every time

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Sustain and extend restaurant level financial performance and expense management

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Drive Traffic—Creatively engage with guests and inspire visitation:

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Identify and remove barriers to trial and repeat visits

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Implement the First Choice marketing plan to inspire new and returning guests

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Deliver value for the money to every guest in a family friendly environment

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Find Money—Manage expenses and assets to reduce debt and allow for critical investments:

◦
Deliver consistent financial performance

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Reduce expenses across the system

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Tactically refranchise select Company owned restaurants and markets

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Reduce debt and refinance to deliver interest savings through strategic refinancing

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Fix Restaurants—Invest in the physical estate to improve the overall dining experience:

◦
Address deferred maintenance needs to achieve a competitive standard

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Improve guest facing surroundings to reduce barriers to trial and repeat visitation

◦
Invest in new technology

•
Win Together—Create a high-performance environment that attracts and retains the best industry talent:

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Create a “guest facing” culture

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Cultivate an ownership mentality

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Reward performance

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Develop leaders

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“Do the right thing”

The Red Robin vision is to be the most loved restaurant brand in the communities we serve.

SUSTAINABILITY
Sustainability Report
Red Robin is a company that cares; we strive to impact guests, team members, and our communities for the better. In 2025, we published our fourth sustainability report and Sustainability Accounting Standards Board (the “SASB”) Restaurant Industry disclosures, which is available on our website at ir.redrobin.com. The contents of the sustainability report, our SASB Restaurant Industry disclosures, and our website are not incorporated by reference into this proxy statement.
Corporate Responsibility
We review and examine our corporate responsibilities at the stakeholder, Board, and management levels and incorporate corporate responsibility initiatives into our strategic planning.
Stakeholder: We engage with our stakeholders to better understand the corporate responsibility topics most important to them and monitor emerging best practices. This engagement builds upon what we learned from a double materiality assessment that engaged a third party-expert, as well as internal and external stakeholders, to better understand the outward impacts of our business now and in the future. In 2025, we reported our corporate responsibility actions and progress externally in our fourth sustainability report.
Board: Corporate responsibility is a Board-level priority. The Board, acting directly and through its committees, is responsible for the oversight of the Company’s corporate responsibility strategy. The Nominating and Governance Committee generally oversees the Company’s corporate responsibility goals and objectives and supports implementation of the Company’s corporate responsibility priorities. The Audit Committee oversees corporate responsibility disclosures in the Company’s SEC periodic reports, including in the context of the evolving regulatory focus on climate change. However, the full Board retains overall oversight for corporate responsibility to align it with our overall Company strategy. Management regularly reports directly to the Nominating and Governance Committee, the Audit Committee, and to the full Board regarding key recommendations, progress, and outcomes related to implementation of our corporate responsibility strategy.
Management: Execution of the Company’s corporate responsibility strategy is overseen by our executive team. The Company relies on senior leaders from our business and functional teams to set the direction and drive accountability as we address priority corporate responsibility issues, work with key stakeholders, and measure and report our progress.

EXECUTIVE COMPENSATION PRACTICES
✓
Pay for performance-focused executive compensation structure, with a significant portion of pay “at-risk”

✓
Independent Compensation Committee approves executive compensation structure and pre-established performance goals

✓
Independent compensation consultant advises the Compensation Committee

✓
Payouts under our annual and long-term incentive compensation plans are capped

✓
Long-term incentives feature multiple components; performance is measured over multi-year periods with value dependent on share price as compared to a group of key competitors; payouts are capped if total stockholder return (TSR) is negative

✓
Double trigger required for cash severance and equity vesting upon change in control for NEOs (other than certain performance awards)

✓
Meaningful stock ownership guidelines for executives and Board members

✓
Formal policy prohibiting hedging and pledging of Company securities by executive officers and directors

✓
Clawback policy for the return of certain cash and equity executive incentive compensation in the event of a financial restatement

✓
Limited perquisites

✓
No incentivizing of short-term results to the detriment of long-term goals and results

✓
Compensation practices appropriately structured to avoid incentivizing excessive risk taking

✓
No excise tax gross ups for change in control related situations

✓
No repricing of underwater options without stockholder approval

PROXY STATEMENT
The Board of Directors (“Board” or “Board of Directors”) of Red Robin Gourmet Burgers, Inc. (“Red Robin” or the “Company”) is first providing this proxy statement on or about March 26, 2026 to stockholders in connection with the solicitation of proxies on its behalf to be voted at the annual meeting of stockholders. The meeting will be held on Thursday, May 14, 2026, beginning at 8:00 a.m. MDT, at Red Robin’s Yummm U, located at 10000 E. Geddes Avenue, Suite 500, Englewood, Colorado 80112. The proxies may be voted at any time and date to which the annual meeting may be properly adjourned or postponed.
This proxy statement, including the proxy statement summary included herein, includes several website addresses and references to additional materials found on those websites. These websites and materials are not incorporated by reference herein.
PROPOSAL 1:
ELECTION OF DIRECTORS
HOW OUR DIRECTORS ARE SELECTED, QUALIFIED, AND ELECTED
Our Board of Directors is highly engaged and committed to effective governance as reflected in the following actions:
•
creation and maintenance of good governance principles and practices that receive high scores from leading governance third parties

•
design and oversight of compensation plans that emphasize internal and external pay parity and that align our executives’ interests with those of stockholders

•
steady refreshment of their own membership

As of the date of this proxy statement, 89% of the directors on our Board are independent. Our Board currently consists of nine directors, all of whom are independent except our CEO. Seven of our nine current directors are standing for re-election. The nominees are Anthony Ackil, Steven Lumpkin, Christopher Martin, David Pace, James Pappas, Nicole Miller Regan, and Anddria Varnado. Their biographies are detailed below. Mr. Conforti and Ms. Page are not standing for reelection and will finish their Board service at the conclusion of the 2026 annual meeting.
Following the departure of Mr. Conforti and Ms. Page from the Board, the Board size will be reduced to seven members. Mr. Conforti will continue his service as chair of the Finance Committee until his departure at the conclusion of the 2026 annual meeting, at which time Mr. Pappas will assume this chair role. Ms. Page will continue her service as chair of the Nominating and Governance Committee until her departure at the conclusion of the 2026 annual meeting, at which time Ms. Miller Regan will assume this chair role. Additionally, at the conclusion of the 2026 annual meeting, Mr. Ackil will join the Audit Committee. The Board may decide at a later time to add one or more directors who possess skills and experience that may be beneficial to our Board and the Company.
Directors are elected on an annual basis for a one-year term. The directors elected at this annual meeting will serve in office until our 2027 annual meeting of stockholders or until their successors are duly elected and qualified or until any such director’s earlier resignation or removal. Each of our nominees has consented to serve if elected, and we expect each of them will be able to serve if elected. If any of our nominees should become unavailable to serve as a director, our Board of Directors can name a substitute nominee, and the persons named as proxies in the proxy card, or their nominees or substitutes, will vote your shares for such substitute nominee unless an instruction to the contrary is written on your proxy card.
The Board recommends that you vote FOR all of the Board’s nominees to serve as directors of the Company.

Selecting Nominees for Director
Our Board has delegated to the Nominating and Governance Committee the responsibility for reviewing and recommending nominees for director. The Board determines which candidates to nominate or appoint, as appropriate, after considering the recommendation of the Nominating and Governance Committee.
In evaluating a director candidate, the Nominating and Governance Committee considers the candidate’s independence; character; corporate governance skills and abilities; business experience; industry specific experience; training and education; commitment to performing the duties of a director; and other skills, abilities, or attributes that fill specific needs of the Board or its committees. Our Board is committed to diversity, and the Nominating and Governance Committee considers diversity in business experience, professional expertise, and background, along with various other factors when evaluating director nominees. The Nominating and Governance Committee will use the same criteria in evaluating candidates suggested by stockholders.
The Nominating and Governance Committee is authorized under its charter to retain, at our expense, outside search firms and any other professional advisors it deems appropriate to assist in identifying or evaluating potential nominees for director.
Director Nominees
Below, you can find the principal occupation and other information about each of our director nominees standing for election at the annual meeting. Information related to each of our director nominee’s key attributes, experience, and skills, as well as their recent public company board service is included with each director’s biographical information. Our Board is comprised of diverse leaders with relevant experience and leadership in each of the key areas of greatest importance to our financial and more general sustainability. These attributes are core to our ability to be nimble and take advantage of opportunities as they arise. In 2026, seven of our nine current directors are standing for re-election. Mr. Conforti and Ms. Page will conclude their Board service effective upon the conclusion of the annual meeting.

Anthony Ackil, 51
Director Since: March 2020 (Board Chair since April 2025)
Current Committees:
■
Compensation

Other Board Service:
Launchpad Streetlight Acquisition Corp. (2025-present)
Project Bread (2018-present)
Tio Juan’s Margaritas (2018-present)

BIOGRAPHY
•
Mr. Ackil currently serves as CEO of Streetlight Ventures, a private restaurant management platform that supports, manages, acquires, and invests in small to mid-sized restaurant brands, having founded the company in 2019. He also serves as CEO and director of Launchpad Streetlight Acquisition Corp., a blank check company formed in 2025 to pursue businesses in the restaurant, hotel, and other hospitality industries.

•
Previously, from 2004 to 2018, Mr. Ackil served as CEO of B.GOOD, a healthy fast casual brand that grew to over 80 locations under his leadership. Earlier in his career, he worked as a consultant for IBM, focusing on internet strategy and corporate structure, and as a consultant at PricewaterhouseCoopers.

•
Mr. Ackil holds a B.A. in government from Harvard University.

DIRECTOR QUALIFICATIONS

•
Mr. Ackil brings to the Board of Directors over 20 years of executive experience in the restaurant industry, both as the chief executive of a fast casual brand, and as the chief executive of a restaurant management platform, which has enabled him to cultivate deep strategy expertise and understanding of the operations of numerous brands across the industry. Mr. Ackil also brings to our Board prior experience in technology, accounting, and finance, all of which provide him with the qualifications and skills to serve as a director.

Steven Lumpkin, 71
Director Since: August 2016
Current Committees:
■
Audit (Chair)

■
Finance

Other Board Service:
Fiorella’s Jack Stack Restaurant Group
(2009-present)
Past Public Company Board Service:
Applebee’s International, Inc. (2004-2007)

BIOGRAPHY
•
Mr. Lumpkin currently serves as Principal of Rolling Hills Capital Partners, a consulting firm.

•
From 1995 until retirement in 2007, he served in various executive positions at Applebee’s International, Inc., including as Chief Financial Officer and Treasurer from 2002 to 2007, during which time the company’s TSR outperformed the market, and Director from 2004 to 2007. Previously, he served as Executive Vice President and Director at Kimberly Quality Care, Inc.

•
Mr. Lumpkin holds a B.S. in Accounting from the University of Missouri-Columbia and is a CPA.

DIRECTOR QUALIFICATIONS
•
Mr. Lumpkin’s more than 30 years of corporate leadership experience, including in the healthcare and management consulting industries, has provided him with extensive business, management and corporate governance experience, including in M&A and business transformation. His financial executive leadership of Applebee’s also enables him to bring to our Board significant industry knowledge, particularly with respect to financial and accounting matters, all of which provide him with the qualifications and skills to serve as a director.

Christopher Martin, 41 Director Since: December 2024 Current Committees: ■ Finance ■ Nominating and Governance
BIOGRAPHY
•
Mr. Martin joined the Company’s Board in December 2024 and was appointed to the Board pursuant to the terms of the Cooperation Agreement.

•
Mr. Martin currently serves as Managing Director of Jumana Capital, LLC, a private investment firm specializing in concentrated investments in middle market companies, since July 2020, where he is responsible for investment strategy and execution across the portfolio, and serves as the Manager of Jumana Capital Investments LLC, an affiliated investment entity.

•
From July 2017 until July 2020, Mr. Martin served as a Vice President at Hastings Equity Partners, LLC, a private equity firm. Mr. Martin also served as the Chief Financial Officer of Specialty Welding & Turnarounds, LLC, an industrial services company, from October 2017 through January 2020 and Vice President at Simmons & Company, part of the Piper Sandler Companies.

•
Mr. Martin holds an M.B.A. from the University of Texas at Austin and a B.B.A. from Texas Christian University.

DIRECTOR QUALIFICATIONS

•
Mr. Martin’s background in corporate finance and his experience in business transformation and investment strategy and execution provide him with the skills and qualifications to serve as a director.

David Pace, 66
Director Since: August 2019
Other Public Company Board Service:
Farmer Bros. Co (2023-present)
Other Board Service:
Authentic Restaurant Brands (2022-present)
Dallas Stars Ownership Advisory Board (2017-present)
Past Public Company Board Service:
Tastemaker Acquisition Corporation
(2020-2023)
Jamba Juice (2012-2018)

BIOGRAPHY

•
Mr. Pace has served as our President and Chief Executive Officer since April 2025 and has served on our Board of Directors since August 2019.

•
Mr. Pace currently serves as independent Chair of the Board of Farmer Bros. Co.

•
From 2020 to 2023, Mr. Pace served as Co-Chief Executive Officer of Tastemaker Acquisition Corporation, a special purpose acquisition company focusing on the restaurant, hospitality, and related technology and service sectors. Prior to that, from 2012 to 2018, he served as Director of Jamba Juice and as CEO from 2016 to 2018, during which the company delivered 8 consecutive quarters of comparable store sales growth that exceeded the industry benchmark, exited non-core and underperforming business units, and successfully merged with Focus Brands. From 2014 to 2016, Mr. Pace served as President of Carrabba’s Italian Grill, and as Executive Vice President and Chief Resource Officer of Bloomin’ Brands from 2010 to 2014. Previously, he held executive positions with Starbucks, PepsiCo, and Yum! Brands.

•
Mr. Pace holds a Bachelor of Science degree in industrial and labor relations from Cornell University.

DIRECTOR QUALIFICATIONS
•
Mr. Pace brings more than 30 years of leadership in the restaurant, hospitality and related technology and service sectors, where he has been responsible for key strategic transformations and financial performance turnarounds. Mr. Pace’s executive positions at a range of public and private companies across the food and hospitality market and in related industries enables him to bring a unique skillset in food and beverage retail, consumer products and corporate governance, all of which provide him with the skills and qualifications to serve as a director.

James Pappas, 44
Director Since: December 2024
Current Committees:
■
Finance

■
Compensation

Other Public Company Board Service:
United Natural Foods, Inc. (2023-present)
Innovative Food Holdings, Inc. (2020-present)
Other Board Service:
Panera Brands (2025-present)
Past Public Company Board Service:
Tandy Leather Factory, Inc. (2016-2025)
U.S. Geothermal Inc. (2016-2018)
Jamba, Inc.(2015-2018)
The Pantry, Inc.(2014-2015)
Morgan’s Foods, Inc. (2012-2014)

BIOGRAPHY
•
Mr. Pappas joined the Company’s Board in December 2024 and was appointed to the Board pursuant to the terms of the Cooperation Agreement.

•
Mr. Pappas founded JCP Investment Management in Houston in June 2009 and is the Managing Member and owner of the firm.

•
He has served as a director of United Natural Foods, Inc., a food distributor to grocery stores, since September 2023. Additionally, he has been the chairman of the board of directors of Innovative Food Holdings, Inc., a direct-to-chef and restaurant specialty food platform, since 2023, and a director since 2020. Mr. Pappas has also served as a director of Panera Brands since 2025. Mr. Pappas previously served on the boards of several other public companies, including food-related businesses such as Jamba, Inc., The Pantry, Inc., and Morgan’s Foods, Inc., as well as Tandy Leather Factory and U.S. Geothermal Inc. .

•
From 2007 until 2009, he was a private investor, in addition to consulting with several businesses. From 2005 until 2007, he worked in the Investment Banking/Leveraged Finance Division of Goldman Sachs, where he advised private equity groups and corporations on appropriate leveraged buyout, recapitalization and refinancing alternatives.

•
Mr. Pappas received a B.B.A. in Information Technology, and a Master of Finance from Texas A&M University.

DIRECTOR QUALIFICATIONS
•
Mr. Pappas’s understanding of the restaurant and food businesses, in addition to his expertise in corporate finance, key strategic transformations, and financial performance turnarounds, as well as his experience on several public company boards, provide him with the skills and qualifications to serve as a director.

Nicole Miller Regan, 51
Director Since: August 2023
Current Committees:
■
Audit

■
Finance

Other Board Service:
7 Brew (2025-present)
Legatus, New Orleans Chapter (2024-present)
Tacombi (2023-present)
Culinary Institute of America (2020-present)

BIOGRAPHY
•
Ms. Miller Regan currently consults as Chief Strategy Officer and serves as a director of 7 Brew, a fast-growing predominantly franchised network of drive-thru, beverage-only stands. She previously served as its Chief Financial Officer from 2022 to 2023.

•
Previously, from 2006 to 2022, Ms. Miller Regan served as managing director/senior restaurant analyst and head of the consumer equity research practice at Piper Sandler, a leading investment bank.

•
Ms. Miller Regan holds a B.A. from College of St. Benedict and an M.B.A. from Tulane University.

DIRECTOR QUALIFICATIONS
•
Ms. Miller Regan’s experience managing accounting and financial functions as a Chief Financial Officer, as well as her ongoing business transformation and strategic planning leadership in addition to her prior experience conducting financial due diligence on public companies in the restaurant and hospitality business during her investment banking career, have enabled her to bring to the Board significant industry knowledge and financial and accounting expertise, all of which provide her with the skills and qualifications to serve as a director.

Anddria Varnado, 40
Director Since: March 2021
Current Committees:
■
Compensation (Chair)

■
Nominating and Governance

Other Public Company Board Service:
Columbia Banking System, Inc. (2018-present)

BIOGRAPHY
•
Ms. Varnado served as GM and Head of the Consumer Business at Kohler Company, a global leader in home products, hospitality destinations, and systems, from 2020 to 2025, where she was responsible for consumer channels, store development and expansion, and ecommerce sales.

•
From 2019 to 2020, Ms. Varnado served as Vice President, Strategy and Business Development at Macy’s where she was responsible for strategic evaluation, including analysis, development, transformation and innovation in the consumer market. From 2016 to 2019, she served as Vice President and Head of Strategy and Business Development and Executive Team Leadership at Williams-Sonoma, where she was directly responsible for M&A, new business and brand development, and across the multi-brand portfolio. Ms. Varnado has held additional prior positions including management consultant, product development, and corporate banking.

•
Ms. Varnado holds a B.A. in Business Administration from Clark Atlanta University and an M.B.A. from Harvard Business School.

DIRECTOR QUALIFICATIONS
•
Ms. Varnado’s experience in business development and strategy at leading global brands across multiple industries has provided her with deep expertise in the areas of technology strategy, business transformation and strategic planning and development. She also has extensive experience in consumer insights and innovation and consumer engagement, most recently through her work with Kohler, all of which provides Ms. Varnado with the skills and qualifications to serve as a director.

Additional Biographies
Below is the principal occupation and other biographical information for Mr. Conforti and Ms. Page, current directors who are not standing for reelection.
Thomas Conforti, 67 Director Since: August 2019 Current Committees: ■ Finance (Chair) ■ Audit Other Board Service: Vista Life Innovations (2020-present) American School for the Deaf (2020-present)
BIOGRAPHY
•
Mr. Conforti served as Senior Advisor to Wyndham Worldwide from 2017 to 2018, where he advised on strategic transactions.

•
Previously, from 2009 to 2017, served as Executive Vice President and Chief Financial Officer for Wyndham Worldwide, during which time the company’s TSR significantly outperformed the market and where Mr. Conforti had direct responsibility for finance, technology, real estate, and purchasing functions. Additionally, from 2002 to 2008, Mr. Conforti served as the Chief Financial Officer for IHOP/ Dinequity. Earlier in his career, he served in leadership positions at The Walt Disney Company overseeing various lines of business, including catalog, U.S. book and magazine publishing and global merchandise licensing, as well as leadership positions at PepsiCo, Inc. and KB Home, among others. Mr. Conforti has also served as a Senior Fellow at Harvard’s Advanced Leadership Initiative.

Allison Page, 41
Director Since: February 2020
Current Committees:
■
Nominating and Governance (Chair)

■
Compensation

Other Board Service:
Pillsbury Institute for Hospitality Entrepreneurship at Cornell University (2018-present)

BIOGRAPHY
•
Ms. Page is Co-Founder and Chief Product Officer of SevenRooms, a hospitality platform recently acquired by DoorDash in 2025 that empowers restaurants and other hospitality businesses of all sizes to use data to build brand loyalty, enable personalized guest experiences, and increase profitability. Since SevenRooms’ founding in 2011, she has been responsible for driving product innovation; defining the company’s product roadmap, vision, and strategic positioning; and scaling the platform worldwide. Ms. Page began her career in investment banking at Credit Suisse.

•
Ms. Page holds a B.S. in Finance and Real Estate from The Wharton School, University of Pennsylvania.

VOTE REQUIRED
Each nominee for director in this Proposal 1 shall be elected if the votes cast “for” such nominee’s election exceed the votes cast “against” such nominee’s election. Abstentions and broker non-votes are not considered votes cast and therefore will have no effect on the outcome of the vote.
BOARD RECOMMENDATION
OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ALL OF THE DIRECTOR NOMINEES.

CORPORATE GOVERNANCE AND BOARD MATTERS
GOVERNANCE PRINCIPLES
The Board of Directors has created and oversees corporate governance guidelines that can be viewed on the Governance section of our website at: https://ir.redrobin.com/governance/governance-documents.
Executive Development and Management Succession
Under the Company’s corporate governance guidelines, the Board maintains a policy and plan for the development and succession of the CEO and senior management that includes:
•
criteria that reflect the Company’s ongoing business strategies;

•
identification and development of potential internal candidates;

•
formal assessment processes to evaluate such potential internal candidates and their development; and

•
an emergency succession component to address the unforeseen loss of the CEO or other key executives.

The Nominating and Governance Committee:
•
works closely with the Board and management to ensure development and succession are anticipated, planned for, and addressed in a timely manner;

•
works closely with our CEO and each of the other executive officers to conduct succession planning activities including annual performance reviews, evaluations, and development plans of the CEO and executive officers, who also conduct evaluations and development of their direct reports; and

•
reviews, makes recommendations for, and reports to the Board on programs that have been implemented by management for executive and leadership team development and succession planning.

The CEO regularly meets with the full Board on his or her performance, and the CEO’s annual performance evaluation is conducted under the oversight of the Compensation Committee. Our CEO typically conducts annual performance and development evaluations of the other senior executives and reviews these evaluations with the Compensation Committee or full Board.
Stockholder Communication with our Board
The Board and management believe the Company’s relationships with our stockholders and other stakeholders are an important part of our corporate governance responsibility and recognize the value of continuing communications. This approach has resulted in our receiving important input and perspectives that have informed our decision making and resulted in action including corporate governance practices, our First Choice plan, and our Board composition. Throughout the year, we proactively engage with our stockholders directly, through individual meetings, attendance at investor conferences, issuance of press releases, and quarterly conference calls, as well as other stockholder communications. We discuss topics of importance to both our Company and stockholders, including value creation, strategy and performance, Board refreshment and leadership changes, capital structure and allocation, and governance matters.
The Board values stockholder communication and provides many means for it to occur, including attending the annual meeting, voting, engaging, and writing, by sending a letter to the Chair, the Board of Directors, or a committee addressed to: Board of Directors, 10000 E. Geddes Avenue, Suite 500, Englewood, Colorado 80112, or by sending an e-mail to the Board’s dedicated email address: Board@redrobin.com. Our Finance Committee and full Board are involved in overseeing stockholder engagement.
With respect to issues arising under the Company’s Code of Ethics, you may also communicate directly with the chair of the Audit Committee, head of internal audit, or the compliance officer in the manner provided in the Code of Ethics and the Company’s Problem Resolution and Whistleblower Policy and Reporting

Procedures. Both the Code of Ethics and the Problem Resolution and Whistleblower Policy and Reporting Procedures may be found on the Governance section of our website at:
https://ir.redrobin.com/governance/governance-documents.
Board Leadership Structure
The Board recognizes one of its key responsibilities is to evaluate and determine the optimal leadership structure to provide independent oversight of management. At this time, we believe it is appropriate for our Board to maintain the separation of the roles of chief executive officer and Board chair. Currently, Mr. Pace, who previously served as the independent Chair of our Board from August 2019 to April 2025, serves as our Chief Executive Officer. Mr. Ackil, who has served on our Board since March 2020 and has over 20 years of executive experience in the restaurant industry, assumed the role of independent Chair from Mr. Pace in April 2025.
The separation of the roles of Board chair and chief executive officer allows our chief executive officer to focus on managing the Company’s business and operations, and allows our chair to focus on Board matters, which we believe is especially important in light of the high level of regulation and scrutiny of public company boards. Further, we believe the separation of these roles ensures the independence of the Board in its oversight role of evaluating and assessing the chief executive officer and management generally. Our corporate governance guidelines provide for the appointment of a lead independent director if the chair of our Board is not independent.
The duties of the chair (or lead director) of the Board include presiding over and managing the meetings of the Board, development of meeting agendas together with the CEO, and approving the scheduling of meetings of the Board. Our Board chair also acts as an advisor to the CEO on strategic aspects of the business, represents the Board at our annual meeting of stockholders, and consults with stockholders, when appropriate.
The Board’s Role in Risk Oversight
Our executive officers have the primary responsibility for enterprise risk management (ERM) within our Company. Our Board and its committees actively oversee the Company’s risk management and regularly engage in discussions of the most significant risks the Company faces and how these risks are being managed, including over different time periods.
Robust evaluation and discussion of ERM is held at the full Board level. The full Board receives regular reports on enterprise risk areas from senior leaders of the Company, including regarding human capital management, food safety, and cybersecurity and receives more frequent reporting based on the immediacy of the risk.
While the full Board has overall responsibility for risk oversight, the Board has delegated certain risk oversight functions to its committees. The committees regularly report to the full Board on the assessment and management of risks that fall under their purview. The Company, the Board and its committees consult with outside advisors and experts regarding risks and trends. The Board believes the work undertaken by its committees, the full Board, and the senior leaders of the Company, enables the Board to effectively oversee the Company’s risk management.

Audit Committee	Compensation Committee	Nominating and Governance Committee	Finance Committee

Oversees enterprise risk assessment and management process, including ensuring the Board or a designated committee is monitoring the identification, assessment, and mitigation of all significant enterprise risks.
Oversees policies and guidelines that govern the process by which major financial and accounting risk assessment and management may be undertaken by the Company and its relation to disclosure controls and procedures.
Oversees cybersecurity, ethics and compliance programs, and the internal audit function.
Oversees corporate responsibility disclosures in the Company’s SEC periodic reports and the evolving regulatory focus on climate change.
Oversees the management of any potential material risks related to compensation policies and practices, including an annual review of whether the Company’s compensation policies and practices contain incentives for executive officers and other key employees to take risks in performing their duties that are reasonably likely to have a material adverse effect on the Company.
Oversees Board governance, Board composition, and corporate responsibility related risks, and risks associated with board structure and other corporate governance policies and practices.
Monitors trends, developments in stockholder activity and laws and acts of regulatory and other governing bodies applicable to the governance of the Company and maintains responsibility for ensuring compliance with such new regulatory standards.
Oversees the Company’s risks related to capital structure and liquidity, including with respect to potential M&A activity, long-range planning, annual budgets, capital allocation, potential adjustments to the Company’s capital structure, and extraordinary stockholder engagement.
Management’s Role in Risk Oversight
As part of its day-to-day risk management function, management identifies, assesses, monitors and manages the major risks to the Company including through our enterprise risk management process and implements effective mitigation measures. Management also provides regular reports on enterprise risk areas to the Board and its committees.
The Board’s Role in Succession Planning
Management. The Board, led by its Nominating and Governance Committee, is actively engaged in succession planning and talent strategy and development, with a focus on the CEO and senior leadership roles at the Company. The Board and the Nominating and Governance Committee consider talent development programs and succession candidates through the lens of Company strategy and anticipated future opportunities and challenges. The Board and the Nominating and Governance Committee discuss internal and external succession candidates, including capabilities, accomplishments, goals, and development plans. In addition, potential leaders are given exposure to the Board, which enables the Board to select successors for the senior executive positions when appropriate.
Directors. A key role of the Board is to ensure that it has the skills, expertise, and attributes needed in light of the Company’s strategy, challenges, and opportunities. The Board believes that there are skill sets, qualities, and attributes that should be represented on the Board as a whole but do not necessarily need to be possessed by each director. The Nominating and Governance Committee thus considers the qualifications and attributes of incumbent directors and director candidates both individually and in the aggregate in light of the current and future needs of the Company. The Nominating and Governance Committee assists the Board in identifying and evaluating persons for nomination or renomination for Board service or to fill a vacancy on the Board. The Nominating and Governance Committee’s evaluation process does not vary based on whether a candidate is recommended by a stockholder, a Board member, a member of management, or self-nomination. Once a person is identified as a potential director candidate, the Nominating and Governance Committee may review publicly available information to assess whether the candidate should be further considered. If so, a Nominating and Governance Committee member or designated representative for the Nominating and Governance Committee will contact the person. If the person is willing to be considered for nomination, the person is asked to provide additional information regarding their background; their specific skills, experience, and qualifications for Board service; and any direct or indirect relationships with the Company. In addition, one or more interviews may be conducted with Nominating and Governance Committee and Board members, and Nominating and Governance Committee members may contact one or more references provided by the candidate or others who would have first-hand knowledge of the candidate’s qualifications and attributes.
In evaluating the qualifications and attributes of each potential candidate (including incumbent directors) for nomination or re-nomination or appointment to fill a vacancy, the Nominating and Governance Committee considers:
◦
the candidate’s qualifications, consisting of his/her knowledge (including relevant industry knowledge), understanding of the Company’s businesses and the environment within which the Company operates, experience, skills, substantive areas of expertise, financial literacy, innovative thinking, business judgment, achievements, and other factors required to be considered under applicable laws, rules, or regulations;

◦
the candidate’s attributes, comprising independence, personal and professional integrity, character, reputation, ability to represent the interests of all stockholders, time availability in light of other commitments, dedication, absence of conflicts of interest, appreciation of multiple cultures, diversity, commitment to deal responsibly with environmental and social issues and stakeholder concerns, and other factors that the Nominating and Governance Committee considers appropriate in the context of the needs of the Board;

◦
familiarity with and respect for corporate governance requirements and practices;

◦
with respect to incumbent directors, the evaluation of the individual director, their current qualifications, and his or her contributions to the Board;

◦
the current composition of the Board and its committees; and

◦
intangible qualities of the candidate, including the ability to ask difficult questions and, simultaneously, to work constructively with members of the Board, as well as to work effectively with management.

The Board considers the recommendations of the Nominating and Governance Committee and then makes the final decision whether to renominate incumbent directors and whether to approve and extend an invitation to a candidate to join the Board upon appointment or election, subject to any approvals required by law, rule, or regulation.
Board Membership and Director Independence
Our Board of Directors has determined that each of our directors, except our CEO, Mr. Pace, qualifies as an independent director under the rules promulgated by the SEC and The Nasdaq Stock Market® (“Nasdaq”) listing standards. Therefore, 89% of our current directors are independent. Following the annual meeting, if all director nominees are elected, all of our continuing directors will be independent, except our CEO.
Pursuant to SEC and Nasdaq rules and standards, only independent directors may serve on the Board’s Audit Committee, Compensation Committee, and Nominating and Governance Committee. Audit Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. All members of all Board committees meet the requisite independence requirements in accordance with SEC rules and Nasdaq listing standards. There are no family relationships among any of our executive officers, directors, or nominees for directors.
Our Board is committed to diversity and as such includes directors with a diverse set of backgrounds, experience, and skills, including:
✓ Executive leadership ✓ Business transformation ✓ Technology strategy ✓ Marketing and consumer insights ✓ Governance ✓ Accounting
✓
Talent, human capital, and organizational development

✓
Finance, investor relations, strategic transactions, and M&A

✓
Restaurant executive leadership

✓
Restaurant revitalization

✓
Value creation

Director Attendance
The Board of Directors held eleven meetings in 2025. Each of our current directors who served in 2025 attended over 90% of the aggregate total of meetings of the Board of Directors and committees during their period of service in 2025. The non-management directors of the Company generally meet quarterly throughout the year and as necessary or appropriate in executive sessions at which members of management are not present. The Board of Directors strongly encourages each of the directors to attend the annual meeting of stockholders. All directors who served on our Board at the time of the 2025 annual meeting of stockholders attended the meeting.
Committees of the Board
Our Board of Directors currently has four standing committees: an Audit Committee, a Compensation Committee, a Finance Committee, and a Nominating and Governance Committee. Each standing committee generally meets at least once each quarter. In addition, other regular and special meetings are scheduled as necessary and appropriate depending on the responsibilities of the particular committee. Each committee regularly meets in executive session without management present. Each Board committee operates pursuant to a written charter. The charter for each committee is available on the Corporate Governance section of our website at https://ir.redrobin.com/governance/governance-documents. Committee charters are reviewed at least annually by the respective committee to revise and update duties and responsibilities as necessary.

Name of Committee and Principal Functions	Current Members and Number of Meetings in 2025

Audit Committee
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Oversees our financial reporting activities, including our annual report and the accounting standards and principles followed

•
Reviews earnings releases and annual and quarterly reports, including use of any non-GAAP disclosures

•
Oversees the disclosure process, including understanding and monitoring of the Company’s disclosure committee

•
Selects and retains the independent registered public accounting firm

•
Participates in the process to rotate and select the lead audit partner at least every five years

•
Reviews scope and results of audit to be conducted by the independent registered public accounting firm

•
Evaluates performance and monitors independence, commitment to objectivity, and skepticism of selected independent registered public accounting firm

•
Approves the budget for fees to be paid to the independent registered public accounting firm for audit services and non-audit services; evaluates fees for reasonableness and fairness based on benchmarking

•
Oversees the Company’s internal audit function, scope and plan, and the Company’s disclosure and internal controls

•
Oversees the Company’s ethical and regulatory compliance

•
Provides oversight of the Company’s enterprise risk management

•
Regularly meets with independent registered public accounting firm in executive session

•
Participates in the evaluation of independent registered public accounting firm and lead audit partner

Current Committee Members:
Steven Lumpkin
Thomas Conforti
Nicole Miller Regan

 Chairperson
 Determined by the Board to be an audit committee financial expert as defined under SEC rules and be sophisticated under Nasdaq listed company rules
Number of Meetings in 2025:
The Audit Committee held eight meetings in 2025

Compensation Committee
•
Develops and performs an annual performance evaluation of our CEO

•
Approves salary, short-term, and long-term incentive compensation programs for the CEO and all executive officers with focus on pay and performance alignment

•
Reviews and adopts employee benefit plans

•
Oversees compensation and benefits

•
Reviews and approves compensation for directors

•
May engage its own compensation consulting firms or other professional advisors to assist in discharging its responsibilities, as necessary

Current Committee Members: Anddria Varnado Anthony Ackil James Pappas Allison Page Chairperson Number of Meetings in 2025: The Compensation Committee held sixteen meetings in 2025.

Name of Committee and Principal Functions	Current Members and Number of Meetings in 2025

Nominating and Governance Committee
•
Identifies, evaluates, and recommends to the Board of Directors, candidates for appointment or election to the Board and their independence

•
Determines whether to recommend to the Board to include the nomination of incumbent directors in the proxy statement

•
Considers candidates to fill any vacancies that may occur

•
At least once a year, considers whether the number of directors and skill sets is appropriate for the Company’s needs and recommends to the Board any changes in the composition of the Board

•
Evaluates and recommends to the Board committee structure and membership

•
Develops and oversees the Company’s corporate governance policies

•
Oversees governance related corporate responsibility areas

•
Oversees the Company’s litigation and insurance coverage

•
Oversees the process to assess the performance of the Board and its committees

Current Committee Members: Allison Page Christopher Martin Anddria Varnado Chairperson Number of Meetings in 2025: The Nominating and Governance Committee held five meetings in 2025.

Finance Committee
•
Participates in and provides guidance to the Board of Directors and management on:

◦
material acquisitions and dispositions

◦
long range planning

◦
annual budget

◦
capital allocation (including share repurchase programs and 10b5-1 plan)

◦
adjustments to capital structure

◦
extraordinary stockholder engagement

Current Committee Members:
Thomas Conforti
Steven Lumpkin
Christopher Martin
James Pappas
Nicole Miller Regan

 Chairperson
Number of Meetings in 2025:
The Finance Committee held sixteen meetings in 2025.

Board Evaluations
The Board recognizes that a robust and constructive Board evaluation process is essential to its effectiveness. As such, the Board and each committee conduct annual evaluations to determine whether it and its committees are functioning effectively. As part of the evaluation process, each director also evaluates their own performance and periodically completes peer evaluations of the other directors, designed to assess individual director performance. The evaluation process is overseen by the Nominating and Governance Committee, in consultation with the Board chair. Outcomes of the evaluation process have been used to inform Board succession planning, committee memberships, chair service, and enhancements to Board effectiveness.
Review of Evaluation Process & Assessment Guides	Assessment Guides & Evaluation Process	One-on-One Discussions	Evaluation Results
• Nominating and Governance Committee reviews process and assessment guides
•
Drive robust discussion and valuable feedback

•
Focus on efficiency and effectiveness, Board and committee composition, quality of Board discussions, quality of materials and information provided, and Board culture

		• One-on-one discussions between each member of the Board and either the Nominating and Governance Committee chair, Board chair, or both, regarding evaluation results	• Final evaluation results discussed with each committee and the full Board in executive session
Indemnification of Directors
The Company has entered into agreements to indemnify its directors, executive officers, and certain other key employees. Under these agreements, the Company is obligated to indemnify its directors and officers to the fullest extent permitted under the Delaware General Corporation Law for expenses, including attorneys’ fees, judgments, fines, and settlement amounts incurred by them in any action or proceeding arising out of their services as a director or officer. The Company believes these agreements are necessary in attracting and retaining qualified directors and officers.
Limits on Outside Board Service
As provided in our corporate governance guidelines, without specific approval from our Board, no director of the Company may serve on more than four public company boards (including the Company’s Board), and no member of the Audit Committee may serve on more than three public company audit committees (including the Company’s Audit Committee). Any Audit Committee member’s service on more than three public company audit committees will be subject to the Board’s determination that the member is able to effectively serve on the Company’s Audit Committee.
Stockholder Submission of Director Nominees
A stockholder may submit the name of a director candidate for consideration by the Nominating and Governance Committee by writing to: Nominating and Governance Committee of the Board of Directors, Red Robin Gourmet Burgers, Inc., 10000 E. Geddes Avenue, Suite 500, Englewood, Colorado 80112.
The stockholder must submit the following information in support of the candidate: (a) all information relating to such person as would be required to be disclosed in solicitations of proxies for the election of such nominees as directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such person’s written consent to serve as a director if elected; and (b) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Company’s books, and of such beneficial owner, (ii) the class and number of shares of the Company that are owned beneficially and of record by such stockholder and such beneficial owner, (iii) a description of any agreement, arrangement, or understanding (including any derivative or short positions, profit interests, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of such stockholder’s notice by, or on behalf of, such stockholder and such beneficial owner, whether or not such instrument or right shall be subject to settlement in underlying shares of capital stock of the Company, the effect or intent of which is to mitigate loss to, manage risk of share price changes for, or increase or decrease the voting power of, such stockholder or such beneficial owner, with respect to shares of stock of the Company, and (iv) whether either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of, in the case of a proposal, at least the percentage of the Company’s voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of the Company’s voting shares to elect such nominee or nominees. Any stockholder intending to solicit proxies in support of director nominees other than the Company’s nominees must also comply with the universal proxy notice and timing requirements of Rule 14a-19; see “Proposals to Be Addressed at 2027 Annual Meeting (but Not Included in Proxy Statement)” for the applicable deadline.
Certain Relationships and Related Transactions
In December 2024, the Company entered into a Cooperation Agreement with JCP and Jumana (the “Cooperation Agreement”). In accordance with the Cooperation Agreement, effective December 3, 2024, the Board appointed James Pappas and Christopher Martin to the Board, with an initial term expiring at the 2025 annual meeting. The Board also appointed Mr. Pappas and Mr. Martin to serve on the Finance Committee. JCP recommended Mr. Pappas for nomination to the Board, and Jumana recommended Mr. Martin for nomination to the Board. Pursuant to the Cooperation Agreement, JCP and Jumana agreed to abide by certain standstill restrictions and voting commitments. In connection with the Cooperation Agreement, the Company also entered into an Equity Purchase Agreement, pursuant to which JCP and Jumana purchased an aggregate of 1,600,909 shares of our common stock, at a purchase price of $5.19 per share, resulting in $8,308,717.71 in gross proceeds, with their aggregate beneficially ownership constituting approximately 20% of the Company’s outstanding shares following the acquisition.
On February 13, 2026, the Company entered into a First Amendment to the Cooperation Agreement with JCP and Jumana (the “First Amendment to the Cooperation Agreement,” and the Cooperation Agreement as amended thereby, the “Amended Cooperation Agreement”). Pursuant to the Amended Cooperation Agreement, the Company agreed to re-nominate James Pappas (the “JCP Designee”) and Christopher Martin (the “Jumana Designee”) to stand for re-election to the Board at the Company’s 2026 annual meeting of stockholders, and each accepted the re-nomination. Immediately following the 2026 annual meeting, the Board will appoint Mr. Pappas as Chair of the Finance Committee for the duration of the Cooperation Period (as defined below), and, following the appointment of new leadership for the Audit Committee, the Board will take reasonable steps to reduce the size of the Board to eight (8) directors for the remainder of the Cooperation Period. The Amended Cooperation Agreement also (i) revises the Company’s slate size to six (6) other nominees in light of the two Investor Party nominees and (ii) increases the Investor Parties’ ownership cap from 20% to 21%—and, solely with respect to Jumana Capital Investments LLC and Christopher Martin, provides that such cap is subject to a one-percentage-point increase (to 22%) if, at any time during the Cooperation Period, the volume-weighted average price of the Company’s common stock is less than $4.00 per share for five consecutive trading days and they have given advance written notice to the Company. The Investor Parties’ standstill and voting commitments remain in effect during the Cooperation Period, subject to the amended ownership thresholds described above; all other standstill and voting provisions remain unchanged. The “Cooperation Period” ends on the earlier of (x) thirty (30) calendar days prior to the advance notice deadline set forth in the Company’s bylaws for the stockholder nomination of non-proxy access director candidates for election to the Board at the Company’s 2027 annual meeting of stockholders and (y) one hundred twenty (120) calendar days prior to the first anniversary of the 2026 Annual Meeting. JCP and Jumana also remain subject to certain standstill and voting commitments.
The foregoing description of the Cooperation Agreement and Amended Cooperation Agreement does not purport to be complete and is qualified in its entirety by reference to the Cooperation Agreement and Equity Purchase Agreement filed as Exhibits 10.1 and 10.2, respectively, to the Company’s Current Report on Form 8-K filed with the SEC on December 3, 2024, and the First Amendment to the Cooperation Agreement filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 13, 2026.

Consideration of Related Party Transactions. The Board of Directors recognizes transactions between the Company and related parties present a heightened risk of conflicts of interest. To ensure the Company acts in the best interest of our stockholders, the Board has delegated the review and approval of related party transactions to the Audit Committee. Pursuant to our Code of Ethics and the Audit Committee charter, any related party transaction required to be disclosed in accordance with applicable SEC regulations must be reviewed and approved by the Audit Committee. In reviewing a proposed transaction, the Audit Committee must:
•
satisfy itself that it has been fully informed as to the related party’s relationship and interest, and as to the material facts of the proposed transaction; and

•
consider all the relevant facts and circumstances available to the Audit Committee.

After its review, the Audit Committee will only approve or ratify transactions that are fair to the Company and not inconsistent with the best interests of the Company and our stockholders.
Compensation Committee Interlocks and Insider Participation
Anthony Ackil, David Pace (prior to his appointment as our CEO), Allison Page, James Pappas, and Anddria Varnado each served as members of the Company’s Compensation Committee during all or portions of the last completed fiscal year. None of the individuals who served as members of the Compensation Committee during the last completed fiscal year also served at such time, or at any time prior, as an officer or employee of the Company. None of our current executive officers serves, and during the last completed fiscal year no individual then serving as an executive officer served, as a director of another entity that has or then had an executive officer who serves on our Board.
DIRECTOR COMPENSATION
The compensation program for our non-employee directors is set forth in the table below. The Compensation Committee, in consultation with its independent consultant, evaluates the compensation program annually or as needed to assess its alignment with the market, taking into consideration the time commitment and responsibilities of the directors. As a result of this analysis, the Compensation Committee did not make any changes to the compensation program in 2025. In addition to the compensation disclosed below, directors are eligible to receive meal discounts at Red Robin restaurants on the same basis as other senior leaders of the Company.
Annual Retainers	Each non-employee director of the Company receives an annual cash retainer of $75,000, payable in substantially equal quarterly installments in advance. The chair of the Board and the chair of each committee receive additional cash retainers to account for the increased responsibilities and time commitments of the positions, payable in substantially equal quarterly installments in advance, as follows:
	Chair of the Board	$95,000
	Chair of Audit Committee	$25,000
	Chair of Compensation Committee	$17,500
	Chair of Nominating and Governance Committee	$12,500
	Chair of Finance Committee	$12,500
Equity Awards	Each non-employee director receives an annual grant of restricted stock units (RSUs) with a grant date value of approximately $120,000 and a vesting term of fifty weeks following the date of grant or the date of the Company’s next annual meeting of stockholders, whichever is later. The vesting term is consistent with the Company’s declassification of its Board of Directors with annual elections for one-year terms (until the next annual meeting) in accordance with governance best practices.

2025 Director Compensation
The following table sets forth a summary of the compensation paid to our non-employee directors in 2025. Mr. Pace served as a non-employee director prior to his appointment as our President and Chief Executive Officer on April 24, 2025. The amounts shown below reflect only the compensation he received for his service as a non-employee director prior to such appointment.
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Anthony Ackil	145,728	126,620	291,723
Thomas Conforti	87,500	126,620	214,120
Steven Lumpkin	100,000	126,620	226,620
Christopher Martin	75,000	126,620	201,620
David Pace (fees paid prior to his appointment as CEO)	53,242	126,620	137,362
Allison Page	87,500	126,620	214,120
James Pappas	75,000	126,620	201,620
Nicole Miller Regan	75,000	126,620	201,620
Anddria Varnado	87,019	126,620	236,764

(1)
Reflects each director’s annual cash retainer, including additional fees for serving as Board or committee chair. Mr. Ackil and Ms. Varnado each received a prorated amount of additional chair retainers to reflect their transitions in such roles in April 2025. Mr. Pace received a prorated amount of the annual cash retainer based on his partial year of service as a non-employee director and Chair of the Board (prior to his appointment as CEO).

(2)
Each director was awarded 41,379 RSUs in May 2025. The target value of this annual equity grant was $120,000 divided by the 30-day average share price of $2.90 to determine the number of shares granted. The fair value of such RSUs was computed in accordance with the guidance for accounting for stock compensation at the closing price on the date of grant of $3.06 per share. All such RSUs are subject to vesting in full on the later of (x) fifty weeks following the date of grant and (y) the Company’s next annual meeting of stockholders, in accordance with the 2024 Plan.

As of the end of fiscal year 2025, the aggregate number of options and RSUs outstanding for each non-employee director is set forth below. Note that the Company has not utilized stock option grants as compensation for its non-employee directors since 2016. Options are considered outstanding until exercised and RSUs are considered outstanding until vested and settled in shares of Company stock.
Directors	Options	Restricted Stock Units
Anthony Ackil	—	41,379
Thomas Conforti	—	41,379
Steven Lumpkin	5,000	41,379
Christopher Martin	—	41,379
David Pace(1)	—	41,379
Allison Page	—	41,379
James Pappas	—	41,379
Nicole Miller Regan	—	41,379
Anddria Varnado	—	41,379

(1)
RSUs total only includes Mr. Pace’s non-employee director shares received prior to his appointment as President and CEO. Does not include 35,249 RSUs that have vested but are deferred.

Director Stock Ownership Guidelines
The Compensation Committee has stock ownership guidelines in place for non-employee directors that require non-employee directors to own Company securities with a cumulative cost basis of at least five times the director’s annual cash retainer (excluding chair or committee retainer fees). Based on the current annual retainer for non-employee directors, that dollar amount is $375,000. The value of each director’s holdings is based on the value of securities held, which is calculated using the 30-day average share price of the Company’s common stock. Equity owned of record or beneficially, including RSUs and vested in-the-money options, are credited toward the guidelines. New non-employee directors have five years from the time the director joins the Board to reach the minimum ownership threshold. Non-employee directors may not sell, transfer, or otherwise dispose of common stock that would decrease such director’s cumulative cost basis below the ownership guideline amount. As of the annual measurement date, all directors were in compliance or on track to be in compliance with the guidelines or have not sold any of their award shares during their tenure as a director.

COMPENSATION DISCUSSION AND ANALYSIS
NAMED EXECUTIVE OFFICERS
In this Compensation Discussion and Analysis, we provide an analysis and explanation of our executive compensation program and the compensation derived from this program by our named executive officers (“NEOs”). For 2025, our NEOs are:
Current Officers:
•
David Pace, President and Chief Executive Officer

•
Christopher Meyer, Interim Chief Financial Officer

•
Sarah Mussetter, Chief Legal Officer and Secretary

•
Jesse Griffith, Chief Operations Officer

•
Humera Kassem, Chief People Officer

Former Officers:

•
G.J. Hart, former President and Chief Executive Officer (departed effective April 24, 2025)

•
Todd Wilson, former Chief Financial Officer (departed effective December 12, 2025)

•
Meghan Spuler, former Chief People Officer (departed effective August 20, 2025)

EXECUTIVE SUMMARY
Red Robin is committed to building long-term stockholder value. Our executive compensation program is designed to pay for performance and link incentives to current and long-term sustained achievement of Company strategic and financial goals. This executive summary provides an overview of our fiscal 2025 performance, compensation actions, and compensation outcomes based on pay for performance alignment.
References to “2025” herein are to the Company’s fiscal year ended December 28, 2025.
2025 COMPANY OPERATIONAL AND PERFORMANCE HIGHLIGHTS
In 2025, the Company appointed Mr. Pace as President and Chief Executive Officer and subsequently released its First-Choice strategic plan, which is designed to drive long-term stockholder value and make Red Robin the “first choice” for guests, team members, and investors. The Company is now executing this plan, with early successes in 2025 under each of its five pillars highlighted below.
•
Hold Serve—Protect and build on the established foundation

◦
Sustained and improved labor efficiency while maintaining guest satisfaction scores, demonstrating that productivity and hospitality can coexist.

•
Drive Traffic—Creatively engage with guests and inspire visitation

◦
Launched the $9.99 Big Yummm Burger Deal featuring a double burger served with a signature bottomless side and beverage, a value offering that resonated with guests and drove incremental traffic and trial while preserving the full Red Robin experience.

◦
Introduced a new, data-driven marketing strategy with micro-targeting capabilities that enables the Company to engage guests more personally and precisely than traditional broad-based campaigns.

•
Find Money—Manage expenses and assets to reduce debt and allow for critical investments

◦
Grew Adjusted EBITDA $24.1 million year over year (+53% growth).

◦
Took corporate efficiency actions that meaningfully reduced G&A expenses by over $4 million in 2025.

◦
Strengthened the Company’s liquidity position in advance of refinancing maturing debt.

•
Fix Restaurants—Invest in the physical estate to improve the overall dining experience

◦
Began investing back in restaurants, starting with the completion of light touch restaurant refreshes in 20 locations to enhance the guest experience and reflect the improved quality of our food and service.

◦
Began the roll out of replacement handheld ordering devices, arming servers with improved technology.

•
Win Together—Create a high-performance environment that attracts and retains the best industry talent

◦
Launched an enterprise version of the ChatGPT AI platform, encouraging early innovation and competitive differentiation.

◦
Reduced overall turnover at all levels, achieving its lowest hourly turnover rate since 2017.

◦
Introduced a new team member survey process to give all team members a voice.

◦
Paid bonuses to eligible participants based on achieving performance objectives described in this CD&A.

The Company remains disciplined in executing the First Choice plan and is pleased with the early successes as it continues to strengthen its operational and financial foundation.
2025 COMPENSATION ACTIONS
Our incentive programs demonstrate our commitment to a pay for performance compensation philosophy. The Compensation Committee generally makes executive compensation decisions in February of each year, after reviewing fourth quarter and year-end financial results for the preceding fiscal year, considering the Company’s strategy and budget for the current fiscal year, and reviewing the executive’s performance. Additionally, the Compensation Committee makes executive compensation decisions throughout the year as needed for new executives who are promoted from within or join from outside the Company.
In February 2025, the Compensation Committee made limited year over year adjustments to NEO compensation, taking the compensation actions described below. The Compensation Committee made these adjustments to align compensation with the market of the peer benchmarking group for each respective NEO position based on data provided by the independent compensation consultant. Additionally, the Compensation Committee considered individual performance of the NEOs and the recommendation of the Chief Executive Officer and advice from the independent compensation consultant.
Base Salary
The Compensation Committee made year-over-year adjustments to the base salaries of the following NEOs:
•
Ms. Mussetter received a base salary increase from $420,000 to $445,000, and

•
Mr. Wilson received a base salary increase from $475,000 to $500,000.

Short-Term Performance-Based Incentive
In 2025, the Company’s short-term incentive (STI) program for our NEOs utilized two metrics: (i) Adjusted EBITDA at 85% weighting and (ii) Comparable Guest Traffic (the total guest count of comparable restaurants over the prior year) at 15% weighting.
The value of each NEO’s target STI award value is based on market competitiveness, individual performance, and growth in roles, and serve to increase stockholder alignment and increase the portion of “at risk” pay. In 2025, the Compensation Committee approved an increase to the STI target value for the following NEOs:
•
Ms. Mussetter’s annual STI target as a percentage of salary increased from 60% to 65%, and

•
Ms. Spuler’s annual STI target as a percentage of salary increased from 60% to 65%.

Long-Term Performance-Based Incentive
In 2025, the Company’s long-term incentive (LTI) program for our NEOs consisted of 50% time-based restricted stock units (RSUs) and 50% equity-based performance awards (a combination of performance stock units (PSUs) and phantom performance stock units (PPSUs). The Company introduced PPSUs for the first time due to a lack of available shares under the 2024 Plan. The PPSUs track the Company’s stock in the same manner as PSUs but can be settled in stock or cash at the discretion of the Company. The PSUs and PPSUs use relative TSR as the pre-established performance target for a three-year cumulative performance period from 2025 through 2027.
The value of each NEO’s target LTI award value is based on market competitiveness, individual performance, and growth in roles, and serve to increase stockholder alignment, increase the portion of “at risk” pay, and enhance retention. In 2025, the Compensation Committee approved increases to the LTI target value for the following NEOs:
•
Ms. Mussetter’s annual LTI target as a percentage of salary increased from 105% to 120%, and

•
Mr. Wilson’s annual LTI target as a percentage of salary increased from 150% to 175%.

2025 EXECUTIVE COMPENSATION OUTCOMES
Consistent with our commitment to a pay for performance compensation philosophy, based on 2025 performance, the Compensation Committee:
✓
Approved a payout under the annual STI program of 103.96% of the overall target based on the following performance achievement:

1.
Adjusted EBITDA (85% weight): performance achievement resulted in an award of 122.30% of target.

2.
Comparable Guest Traffic (15% weight): performance achievement resulted in an award of 0% of target.

✓
Approved vesting of 31% of the PSU award for the 2023-2025 performance period, as relative TSR performance was in the 27th percentile of the 11-Company Peer-Group, resulting in performance achievement of 31% of target.

✓
Made no adjustments to in-progress and outstanding STI and LTI awards.

See “Compensation Discussion and Analysis—Key Components of our Executive Compensation Program—Incentive-Based Compensation” for further information on base salaries and the short term and long-term incentive-based programs.

COMPENSATION PHILOSOPHY
Our executive compensation program is designed to pay for performance and link incentives to current and long-term sustained achievement of Company strategic and financial goals. It encourages our executive officers to think and act like the owners they are and compensates them accordingly in significant part based on the performance of the Company.
PAY OBJECTIVES
Our compensation objectives are designed to link incentives and rewards with current and long-term sustained achievement of these goals:
•
Attracting, retaining, and motivating the best possible executive talent with the experience and leadership skills capable of driving performance and top- and bottom- line growth in sales and profitability;

•
Creating value for our stockholders by linking executive compensation to the achievement of measurable corporate objectives; and

•
Paying for superior results through a program that incentivizes and rewards achievement of both short-term and long-term organizational and functional objectives with a mix of compensation elements that place a significant portion of cash and equity compensation at risk.

PAY FOR PERFORMANCE ALIGNMENT
Our compensation program is designed to pay for performance and is comprised of performance-based STI and LTI awards. Such compensation varies in value and is at-risk of forfeiture or reduced payout if performance goals are not achieved or our stock price declines. Performance metrics used for the annual and LTI programs are reviewed and approved by the Compensation Committee. RSUs vest ratably over multiple years, the value of which is dependent, in part, on the Company’s stock price. PSUs vest at the end of the three-year performance period only to the extent the Company achieves certain Relative Total Shareholder Return goals.
COMPENSATION DECISION PROCESSES
OVERVIEW
✓
Executive compensation decisions are made by our Compensation Committee, which is comprised solely of independent directors.

✓
When making compensation decisions, our Compensation Committee receives input from its independent compensation consultant and recommendations from our CEO for the CEO’s direct reports. Our Compensation Committee reviews benchmarking data of a peer group of restaurant companies as one input into the pay decision process. Other factors that influence pay decisions include, but are not limited to, Company performance, individual performance, scope of responsibility, critical needs and skill sets, leadership potential, succession planning, and retention.

COMPENSATION SETTING
The Compensation Committee approves target total direct compensation levels for NEOs by establishing base salaries and setting annual and long-term incentive compensation targets. The Company makes pay decisions based on a variety of factors, including:
•
Company performance

•
Company strategy and alignment of incentives

•
Benchmarking data from our restaurant peer group for target total direct compensation (base salaries, STIs, and LTIs), based on disclosure in peer proxy statements and other applicable survey data

•
Individual performance, skill set, and areas of responsibility relative to the market data

•
Compensation relative to other executive officers in the Company

•
Advice from the Compensation Committee’s independent compensation consultant

•
The CEO’s recommendations with respect to the compensation of the executives who report directly to the CEO, including the other NEOs

•
Management succession planning and retention

•
Results of the Company’s say-on-pay advisory votes in prior years

CONSIDERATION OF PRIOR SAY-ON-PAY AND SAY-ON-FREQUENCY VOTES
At our 2025 annual meeting of stockholders, over 91% of votes were cast to approve the advisory “say on pay” vote on the 2024 compensation of our NEOs. For the five prior consecutive years, the Company has received over 85% support for the annual “say on pay” proposal. The Compensation Committee considered the results of the advisory vote when setting executive compensation for 2025 and will continue to do so in future executive compensation policies and decisions. We regularly engage with our stockholders and this engagement provides valuable insight that informs the work of both management and the Board, including in the areas of executive compensation. See “Proxy Summary—Stockholder Engagement” for more discussion about our engagement with our stockholders, including Company participants and topics covered.
We hold our advisory “say on pay” vote annually. Stockholders vote once every six years, on an advisory basis, on the frequency of the say-on-pay vote, which can be every one year, two years or three years. At our 2023 annual meeting of stockholders, over 95% of votes cast were in favor of continuing an annual vote. Based on these results, and consistent with the Board’s recommendation, the Board has determined to hold an advisory vote on executive compensation every year until the next required advisory vote on frequency, which we expect to occur at our 2029 annual meeting.
BENCHMARKING
Restaurant Peer Group
Our compensation benchmarking group contains restaurant peer companies that were selected and approved by the Compensation Committee upon the recommendation of management and the Compensation Committee’s independent compensation consultant and are based on their similarity to us with respect to several criteria, including revenue, market cap, and business model. At the time of selection, the Company’s revenues were situated at approximately 43% of the benchmarking group. The peer group used for 2025 consisted of the 17 restaurant companies identified in the chart below.
Peer Group
BJ’s Restaurants, Inc.	First Watch Restaurant Group, Inc.
Bloomin’ Brands, Inc.	Jack in the Box Inc.
Brinker International, Inc.	Papa John’s International, Inc.
The Cheesecake Factory Incorporated	Potbelly Corporation
Cracker Barrel Old Country Store, Inc.	Portillo’s Inc.
Dave & Buster’s Entertainment, Inc.	Texas Roadhouse, Inc.
Denny’s Corporation	The ONE Group Hospitality
Dine Brands Global, Inc.	The Wendy’s Company
El Pollo Loco Holdings, Inc.
The Compensation Committee uses competitive compensation data from the annual total compensation study of peer and other restaurant companies and other relevant survey sources to inform its decisions about overall compensation opportunities and specific compensation elements. Additionally, the Compensation Committee uses multiple reference points when establishing targeted compensation levels. The Compensation Committee applies judgment and discretion in establishing targeted pay levels, considering not only competitive market data, but also factors such as Company performance, individual performance, scope of responsibility, critical needs and skill sets, leadership potential, succession planning, and retention.

For 2026 compensation benchmarking, the Compensation Committee revised its peer group, (i) removing Brinker International, Inc. and Texas Roadhouse, Inc., as their revenues and market cap were outliers compared to Red Robin, and (ii) adding Krispy Kreme, Inc., as it fit the Company’s size parameters, resulting in a peer group consisting of 16 restaurant companies.
INDEPENDENT COMPENSATION CONSULTANT
In 2025, Meridian Compensation Partners, LLC (“Meridian”) again served as the Compensation Committee’s independent compensation consultant. The independent compensation consultant assists with the Compensation Committee’s annual review of our executive compensation programs, cash and equity compensation practices, ongoing development of our executive compensation philosophy, and acts as an advisor to the Compensation Committee on compensation matters as they arise. The compensation consultant also advises the Compensation Committee on compensation for the Board of Directors. The Compensation Committee evaluated Meridian’s independence as its compensation consultant by considering each of the independence factors adopted by Nasdaq and the SEC. Based on such evaluation, the Compensation Committee believes no conflict of interest exists that would prevent Meridian from independently representing the Compensation Committee.
RISK MITIGATION
The Compensation Committee considers, in establishing and designing our executive compensation program, whether the program encourages unnecessary or excessive risk taking. Additionally, with the help of its independent compensation consultant, the Compensation Committee conducts an annual risk assessment to evaluate the compensation program for compensation related risks. Based on this review, the Compensation Committee believes it has mitigated unnecessary risk taking in both the design of the compensation plans and the controls placed upon them and has concluded that our pay programs do not encourage unnecessary or excessive risk taking. Accordingly, based on this review, the Company believes the risks arising from its compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

2025 EXECUTIVE COMPENSATION
OVERVIEW
Our 2025 executive compensation program was comprised of three primary elements: (i) base salary, (ii) STI opportunity for an annual performance-based cash award, and (iii) LTI opportunity consisting of 50% RSUs that vest ratably over three years and 50% equity-based performance awards (a combination of PSUs and PPSUs) that cliff vest at the end of a three-year performance period if the Company achieves the applicable performance metrics. We believe the metrics used for both the STI and the LTI drive stockholder value. The goals for our incentive opportunities are linked to the Company’s financial and strategic business plans, as well as to stockholders through the use of TSR.
By design, “at-risk” pay (incentive pay subject to forfeiture or partial or complete loss of value) comprised approximately 86% of total target compensation for Mr. Pace, our current CEO who was employed at the end of the year, and approximately 60% of total target compensation for the other NEOs who were employed at the end of the year as a group. The charts below reflect the portion of our NEOs’ 2025 total target compensation that is considered at-risk.
Mr. Pace’s pay for performance compensation is provided in his offer letter and covers his initial term of employment of three years. His LTI award for the three years consists of (i) an aggregate grant of 750,000 RSUs comprised of (x) 250,000 RSUs granted in 2025, which shall vest in full on the first anniversary of the grant date, and (y) 500,000 RSUs to be granted in 2026, which shall vest in two (2) equal installments on each anniversary of the grant date, and (ii) 900,000 PSUs granted in 2025, which have a three year performance award period.
CEO
Other Named Executive Officers

Our pay for performance compensation is further demonstrated in actual 2025 compensation for NEOs:
•
Based upon 2025 performance that exceeded target, our NEOs, including our current CEO, earned 103.96% of target payout under the STI program (prorated where applicable).

•
Based upon the Company’s achievement of threshold for the three year 2023-2025 PSU performance period, our eligible NEOs earned a payout of 31% of the target award under the LTI plan.

•
No adjustments were made to in-progress and outstanding STI and LTI awards.

•
The 2025 LTI award granted to our NEOs, other than our CEO, links a substantial portion of their compensation directly to shareholder return, with 50% comprised of equity-based performance awards (a combination of PSUs and PPSUs) that vest based on Relative TSR and are completely at risk and subject to a capped payout if Company TSR is negative following a three year 2024-2026 PSU performance cycle.

ELEMENTS OF OUR EXECUTIVE COMPENSATION PROGRAM
Base Salary
Base salary provides a minimum level of remuneration to NEOs for their efforts. The Compensation Committee sets base salaries for our executives to reflect the scope of each executive’s responsibilities, experience, and performance. The Compensation Committee reviews base salaries annually as part of the benchmarking process and adjusts them from time to time to account for relevant factors such as peer compensation practices, market competitiveness, the Company’s performance, individual contributions, tenure and growth in roles, retention, and internal equity. The Compensation Committee also considers the CEO’s evaluation of each executive’s performance and reviews the CEO’s salary recommendations for our executives.
Incentive-Based Compensation
Short-Term Incentive Opportunity. Our STI is an annual performance-based cash incentive that is intended to reward certain employees, including NEOs, for achieving annual financial performance and strategic goals that drive long-term, sustained creation of stockholder value. The Compensation Committee determines the STI opportunity and goals with reference to the annual portion of our multi-year strategic plan. The annual performance measures are financial-based measures and strategic objectives that the Compensation Committee believes are aligned with our strategy. The Compensation Committee continually evaluates the measures against which we gauge our performance and may incorporate additional or alternative metrics to incentivize executives to achieve appropriate performance targets and respond to industry changes or market forces.
The Compensation Committee approves payouts earned under the STI after reviewing actual results following the end of the year. The corresponding dollar payout value varies up or down depending on the actual performance level versus threshold, target, and maximum goals that are set at the beginning of the year. The Compensation Committee sets the payout ranges each year based on performance expectations and other factors. We believe our performance goals require “stretch” achievement and encourage superior performance. No payouts are earned if the threshold goals are not achieved. The Compensation Committee may also use various factors to exercise negative discretion when evaluating performance for purposes of awarding annual incentive compensation.
Long-Term Incentive Opportunity. Our LTI consists of annual equity-based incentive awards designed to reward longer-term objectives over a period of several years and increase stockholder value, as well as to promote retention. The Compensation Committee determines the LTI grants for the executive officers, including the NEOs, by reviewing peer group market data analysis from its compensation consultant, impact of share usage and affordability, internal equity, and recommendations from the CEO, among other factors. The annual LTI opportunity for NEOs consists of a mix of time-based and performance-based incentive awards. The time-based awards typically vest annually over three years, and the performance-based awards typically cliff vest at the end of a three-year performance period if the Company achieves the applicable performance metrics.
Employee Benefits
We also provide certain other customary retirement and health and welfare benefits and other ancillary compensation to executives, including a 401(k) match, which are generally in line with those offered to other groups of our employees, and which comprise a modest portion of our NEO’s compensation.
Modest Perquisites
We offer a limited number of modest perquisites to our NEOs, including a phone allowance and in-restaurant meal discounts. In addition, where appropriate, we offer usual and customary relocation expense reimbursements including related tax reimbursements on relocation. We review the perquisites we offer to our executives and compare them to those offered by our competitors from time to time.

Other Awards
On occasion, the Compensation Committee may provide cash or equity sign-on bonuses or inducement grants to NEOs as a material component of a new hire’s employment compensation. These awards are intended to attract talented, experienced executives to join and remain with the Company. Generally, these awards are used to incentivize candidates to leave their current employers or to offset the loss of unvested compensation they may forfeit as a result of leaving their current employers.
SUMMARY OF 2025 COMPENSATION ACTIVITY
Base Salary
NEO base salaries for 2025 and 2024 are set forth below (amounts are annualized for partial service years). As shown below, the Compensation Committee made year over year market adjustments to the base salary of our former Chief Financial Officer and our Chief Legal Officer to align with the market of the peer benchmarking group and based on individual performance and the recommendation of the CEO and advice from the compensation consultant. The Compensation Committee did not make year-over-year adjustments to the base salary of our other NEOs.
Named Executive Officer	2025 Salary ($)	2024 Salary ($)	% Change
David Pace	750,000	—	—
G.J. Hart	1,000,000	1,000,000	—
Christopher Meyer(1)	—	—	—
Todd Wilson	500,000	475,000	5%
Sarah Mussetter	445,000	420,000	5.6%
Jesse Griffith	425,000	—	—
Humera Kassem	375,000	—	—
Meghan Spuler	375,000	375,000	—

(1)
As an independent contractor, Christopher Meyer receives a fee at a rate of $20,000 per week.

Incentive-Based Compensation
Short-Term Incentive Opportunity. Our STI is an annual performance-based cash incentive. Under the 2025 STI, NEOs were eligible to receive a cash incentive equal to a percentage of their annual base salary if certain performance measures were met. The STI was based on the following two performance measures: Adjusted EBITDA (85% weight) and Comparable Guest Traffic (15% weight).
Adjusted EBITDA (85% weight). The Adjusted EBITDA performance measure consists of earnings before interest, taxes, depreciation, and amortization (“EBITDA”), which may be adjusted in accordance with the 2024 Plan to remove the effect of any one or more of the following: equity compensation expense under ASC 718; accelerated amortization of acquired technology and intangibles; asset write-downs; litigation or claim judgments or settlements; changes in or provisions under tax law, accounting principles or other such laws or provisions affecting reported results; accruals for reorganization and restructuring programs; discontinued operations; restaurant closure costs; executive transition costs; acquisition and dispositions; a material change in planned capital expenditures; and any items that are unusual in nature, non-recurring, or infrequent in occurrence and is referred to herein as “Adjusted EBITDA.” Please see our annual report on Form 10-K for the fiscal year ended December 28, 2025 for a description of Adjusted EBITDA, a non-GAAP measure, and reconciliation to net income (loss).
The Compensation Committee selected Adjusted EBITDA as a measure because it captures our operating results without reflecting the impact of decisions related to our growth, non-operating factors, and other matters. The Compensation Committee believes the 2025 Adjusted EBITDA goals were rigorous and demonstrated our commitment to a pay for performance philosophy.

Potential payout amounts for the Adjusted EBITDA metric under the 2025 STI ranged from 0% to 200% of the executive’s target opportunity based on achievement as shown in the tables below. Payouts for performance between minimum, target, and maximum are calculated by linear interpolation.
Adjusted EBITDA Target and Payout Scale
Proportion of Adjusted EBITDA Target Achieved		Payout as a % of Target (85% weighting)
Minimum	80%	25%
Target	100%	100%
Maximum	120%	200%
Comparable Guest Traffic (15% weight). Comparable Guest Traffic is the total guest count of comparable restaurants over the prior year. Guest counts are measured by number of entrees sold where each entrée sold equates to one guest. Some variations are made for pizza and appetizer sales where certain pizza sales will equate to more than one guest and certain appetizer sales (wings) are counted as an entree. This measure of guest traffic is consistent year over year. The 2025 performance target was for Q3 through Q4 comparable guest traffic of flat-to-positive over Q3 through Q4 of fiscal 2024.
There were four potential payout amounts for the Comparable Guest Traffic metric under the 2025 STI ranged from 0% to 200% of the executive’s target opportunity based on achievement as shown in the table below.
Comparable Guest Traffic Target and Payout Scale
Bonus	Required Performance Level	Payout as a % of target (15% weigh)
Minimum	2025 Q4 Comparable Guest Traffic is flat to positive	50%
Target	2025 Q3−Q4 Comparable Guest Traffic is flat to positive	100%
Above Target	2025 Q2−Q4 Comparable Guest Traffic is flat to positive	150%
Maximum	2025 full year Comparable Guest Traffic is flat to positive	200%
Short Term Incentive Actual Payout. In 2025, the Company achieved 104.46% of the Adjusted EBITDA target of $66.8 million, resulting in an award of 122.3% of the Adjusted EBITDA performance measure (85% weight). The Company’s Comparable Guest Traffic count was below the minimum performance level, resulting in an award of 0% of the Guest Traffic performance measure (15% weight). The combined performance achievement of Adjusted EBITDA and Comparable Guest Traffic resulted in an STI award equal to 103.96% of the total target STI.
Each of our NEOs have a target annual incentive opportunity expressed as a percentage of the executive’s salary and is set based on, among other factors, market and peer comparisons, and internal equity. The target and actual amounts of our annual performance-based cash incentives paid to our NEOs in February 2026 for 2025 performance are as follows:
Named Executive Officer	2025 Annualized Salary	Target (% of Salary)	$ Amount at Target	2025 Actual Payout (103.96% of Target)
David Pace(1)	$750,000	—	$1,125,000	$1,169,494
G.J. Hart(2)	$1,000,000	135%	$1,350,000	$580,582
Christopher Meyer(3)	$—	—	$—	$—
Todd Wilson	$500,000	75%	$375,000	$—
Sarah Mussetter	$445,000	65%	$289,250	$300,690
Jesse Griffith(4)	$425,000	65%	$245,577	$255,289
Humera Kassem(5)	$375,000	60%	$64,904	$67,470
Meghan Spuler(6)	$375,000	65%	$243,750	$162,930

(1)
Mr. Pace’s target STI opportunity for 2025 was set at $1,125,000, pursuant to his offer letter dated April 24, 2025.

(2)
Mr. Hart’s separation and transition agreement specified that his severance would include a prorated STI payout for 2025, if earned by the Company. He received a prorated STI payout (41.37%) as part of his severance based on the predetermined date of May 31, 2025.

(3)
As an independent contractor, Mr. Meyer does not have an annualized salary or participate in the Company’s STI plan.

(4)
Mr. Griffith received a prorated STI payout based on his promotion date from SVP, Operations (84.6% prorated) to Chief Operations Officer (15.4% prorated) on November 3, 2025, at which time his annual salary was increased from $400K to $425K and his target bonus was increased from 60% to 65%.

(5)
Ms. Kassem received a prorated STI payout (28.85%) based on her hire date of September 15, 2025.

(6)
Ms. Spuler’s separation agreement specified that her severance would include a prorated STI payout for 2025, if earned by the Company. She received a prorated STI payout (64.30%) as part of her severance based on her date of termination of August 20, 2025.

Additionally, the Compensation Committee approved an additional $50,000 “operations kicker” component of the STI payout for Mr. Griffith in 2025. The Company provided Mr. Griffith with this incentive opportunity while he was serving as SVP, Operations prior to his appointment as Chief Operations Officer. Under the “operations kicker,” Mr. Griffith could receive an additional $50,000 upon achievement of certain restaurant labor expense, restaurant level operating profit, and dine-in customer satisfaction targets during 2025. Mr. Griffith achieved all three metrics and received this bonus, which was paid in February 2026 in addition to, and alongside the annual STI amount earned in fiscal 2025.
2025 Long-Term Incentive Opportunity. The 2025 annual LTI grants made to our NEOs consisted of 50% payable in RSUs granted on March 24, 2025 and 50% payable in equity-based performance awards (a combination of PSUs granted on May 22, 2025 and PPSUs granted on June 23, 2025). The chart below sets forth the 2025 target LTI award values for each of our NEOs:
			Performance Based Incentive Awards		Time Based Incentive Awards
Named Executive Officer	Total LTI Target Value ($)	Target (% of Actual Salary)	PSUs	PPSUs	RSUs
David Pace(1)	—	—	900,000	—	250,000
G.J. Hart(2)	$4,000,000	400%	—	—	431,034
Christopher Meyer(3)	—	—	—	—	—
Todd Wilson(4)	$875,000	175%	41,273	109,590	94,288
Sarah Mussetter	$534,000	120%	25,188	66,881	57,543
Jesse Griffith(5)	$240,000	60%	11,320	30,059	25,862
Humera Kassem(6)	—	—	—	—	31,087
Meghan Spuler(7)	$262,500	70%	12,382	32,877	28,286

(1)
Pursuant to Mr. Pace’s offer letter, in 2025 he received an award of 250,000 RSUs that will vest in full on the first anniversary of the grant date and 900,000 PSUs that are subject to a three year performance period ending on December 26, 2027 that will vest upon only upon the achievement of performance metrics (share price hurdles, and if the share price hurdles are not met, then the achievement of Relative TSR).

(2)
Mr. Hart’s 2025 LTI grants were forfeited pursuant to his separation and transition agreement.

(3)
As an independent contractor, Mr. Meyer does not participate in the Company’s LTI plan.

(4)
Mr. Wilson’s 2025 LTI grants were forfeited as of his termination date.

(5)
Mr. Griffith’s 2025 LTI target and award was determined based on his then role as SVP, Operations. Upon promotion to Chief Operations Officer, Mr. Griffith’s LTI target was increased to 70%, which will be reflected in his annual 2026 LTI award.

(6)
Ms. Kassem did not participate in the LTI plan in fiscal 2025. Instead, she received a one-time sign-on award of 23,407 RSUs that will vest in substantially equal annual installments on the first and second anniversaries of the grant date and a one-time sign-on award of 7,680 RSUs that will vest on the first anniversary of the grant date. Pursuant to her employment agreement, beginning in fiscal 2026 her target LTI award value will be 70% of target.

(7)
Ms. Spuler’s 2025 LTI grants were forfeited pursuant to her separation agreement.

Except as noted above for Mr. Pace, Mr. Griffith, and Ms. Kassem, the amounts listed in the table above represent the target intended value of the grant. Amounts may differ from the accounting values provided in the Summary Compensation Table below primarily due to our use of a 30-day average share price for purposes of converting the target dollar amounts into the number of shares subject to each grant. See the Grants of Plan-Based Awards table for the number of shares underlying the 2025 grants of RSUs and PSUs for our NEOs.
Time-Based Restricted Stock Units. The RSUs granted in 2025 vest ratably over three years on each anniversary of the date of grant, which is designed to encourage retention and align incentives with longer-term value creation for stockholders.
Performance-Based Restricted Stock Units. The PSUs granted as part of the 2025-2027 LTI grants have relative TSR as the performance metric and a three-year performance period. If the Company’s TSR is negative for the performance period, the maximum payout will be capped at the target grant amount regardless of relative outperformance to the peer group. The potential payout amounts ranged from 0% to 200% of the executive’s target opportunity based on TSR performance relative to the peer group, as shown in the table below. Payouts for performance between minimum, target, and maximum are calculated by linear interpolation.
2025-2027 Payout Scale
% of Peer Group		Payout as a % of Target
Below minimum	<25%	0%
Minimum	25%	25%
Target	50%	100%
Maximum	75%	200%
Phantom Performance-Based Restricted Stock Units. The PPSU’s are denominated in units that track the price of our stock in the same manner as the PSUs, using relative TSR as the performance metric and a three-year performance period from 2025-2027 with the same payout scale as described above. The Company introduced PPSUs for the first time due to a lack of available shares under the 2024 Plan. The PPSUs can be settled in stock or cash at the discretion of the Company. If at the time of vesting, the Company determines that sufficient shares are not available or that share settlement would not be appropriate, the Company may, in its discretion, settle the earned PPSUs in cash in accordance with the award agreement.

2023-2025 Long-Term Performance-Based Incentives. At the end of 2025, the Company completed a three-year performance cycle for the long-term incentive portion of the LTI plan. The performance period covered fiscal years 2023 through 2025, and the amount payable in respect of that cycle was based on the Company’s TSR relative to a 14-company performance peer group. This 14-company performance peer group became an 11-company peer group, as two of the peer companies, Fiesta Restaurant Group and Ruth’s Hospitality, were acquired in 2023, and a third peer company, Chuy’s Holdings, Inc., was acquired in 2024. Relative TSR is a key metric to measure management performance to create stockholder value. We believe this chosen metric supports our management team’s alignment with stockholders. Further, we believe the below target payouts demonstrate our commitment to a pay for performance philosophy. During the three-year performance period commencing on March 20, 2023 and ending on December 28, 2025, a payout of 31% of the target award was earned due to the relative performance of the Company, which is the 27th percentile of the peer group, as reflected in the tables below.
Company	Beginning Stock Price	Ending Stock Price	Dividends	TSR	Percentile Rank
Red Robin TSR	$10.79	$4.10	$0.00	-62%	27.0%
Beginning Stock Price: 30-day average on 03/20/2023
Ending Stock Price: 30-day average stock price on 12/28/2025
Company	Beginning Stock Price	Ending Stock Price	Dividends	TSR
Biglari Holdings, Inc.	$177.83	$328.26	$0.00	84.6%
BJ’s Restaurants, Inc.	$31.60	$39.45	$0.00	24.8%
Bloomin’ Brands, Inc.	$26.26	$6.87	$2.13	-65.7%
Brinker International, Inc.	$37.58	$145.65	$0.00	287.6%
Cracker Barrel Old Country Store, Inc.	$110.25	$27.18	$8.00	-68.1%
Dave & Buster’s Entertainment, Inc.	$38.23	$17.96	$0.00	-53.0%
Denny’s Corporation	$11.46	$6.19	$0.00	-46.0%
Dine Brands Global, Inc.	$72.19	$33.40	$5.29	-46.4%
Noodles & Company	$5.55	$0.76	$0.00	-86.3%
Texas Roadhouse, Inc.	$104.13	$169.18	$6.81	69.0%
The Cheesecake Factory, Inc.	$36.86	$49.54	$2.97	42.5%
Peer Group TSR Percentile Ranking
25th Percentile	-65.7%
Median	-46%
75th Percentile	69%

Deductibility of Executive Compensation
The Compensation Committee considers the tax impacts of material elements of our executive compensation program. These factors alone do not drive our compensation decisions, but rather they are considered along with other factors such as the cash and non-cash impact of the program, and whether the program is consistent with our compensation objectives. Historically, the Compensation Committee had generally structured our executive compensation in a manner designed to qualify for deductibility under the performance-based compensation exception from the limitation otherwise applicable under Section 162(m) of the Internal Revenue Code. The performance-based compensation exception has been repealed, effective for taxable years beginning after December 31, 2017, such that compensation paid to our NEOs in excess of $1 million is generally not deductible. Due to ambiguities and uncertainties in the application and interpretation of Section 162(m) and the regulations issued thereunder, including the uncertain scope of potential transition relief under the legislation repealing Section 162(m)’s exemption from the deduction limit, no assurance can be given that compensation intended to satisfy the requirements for exemption from Section 162(m) in fact will. Further, while we consider deductibility as one factor in determining executive compensation, in some cases we may decide it is either not possible or desirable to satisfy all of the conditions of Section 162(m) for deductibility and still meet our compensation needs. Accordingly, we may pay compensation that is not deductible under Section 162(m) from time to time.

GOVERNANCE OF EXECUTIVE COMPENSATION
✓
Pay for performance-focused executive compensation structure, with a significant portion of pay “at-risk”

✓
Independent Compensation Committee approves executive compensation structure and performance goals

✓
Independent compensation consultant advises the Compensation Committee

✓
Payouts under our annual and long-term incentive compensation plans are capped

✓
Long-term incentives feature multiple components; performance is measured over multi-year periods with value dependent on share price as compared to a group of key competitors; payouts are capped if TSR is negative

✓
Double trigger required for cash severance and equity vesting upon change in control (other than certain performance awards)

✓
Meaningful stock ownership guidelines for executives and Board members

✓
Formal policy prohibiting hedging and pledging of Company securities by executive officers and directors

✓
Clawback policy for the return of incentive-based compensation in the event of a financial restatement

✓
Limited perquisites

✓
No incentivizing of short-term results to the detriment of long-term goals and results

✓
Compensation practices are appropriately structured to avoid incentivizing excessive risk taking

✓
No excise tax gross ups for change in control related situations

✓
No repricing of underwater options without stockholder approval

Executive Stock Ownership Guidelines
The Compensation Committee believes that executive stock ownership requirements increase alignment of executive interests with those of stockholders with respect to long-term ownership risk. The guidelines require executive officers to achieve during the term of the executive’s employment a dollar value of Company’s securities based on a multiple of base salary. The current ownership guidelines require our CEO to own five times base salary and our other executive officers to own three times base salary. Pursuant to the guidelines, the value of the executive’s holdings is based on the value of Company securities held, which is calculated using the 30-day average share price of the Company’s common stock. Equity owned of record or beneficially, including RSUs, earned but unvested PSUs, and vested in-the-money options, are credited toward the guidelines. The executive officers have five years to achieve the guidelines from their effective date of employment or promotion date. An executive officer may receive additional time to achieve their minimum requirement if the officer’s requirement is increased, calculated based on the additional incremental amount, and the Compensation Committee may otherwise exercise discretion in extending the time for compliance in other circumstances. As of the annual measurement date, all NEOs were in compliance or on track to be in compliance with the guidelines or have not sold any of their award shares during their tenure as an executive.

Compensation Clawback Policy
In 2023, the Board adopted a clawback policy in accordance with Nasdaq Listing Rule 5608 regarding recovery of erroneously awarded compensation. This policy requires the Company’s executive officers and certain other key employees to return incentive-based compensation, including equity and cash awards, paid to them in the event of any accounting restatement due to the Company’s material non-compliance with financial reporting requirements under applicable securities laws. In the event of such accounting restatement, the Company will recover, in accordance with the policy, the amount of incentive-based compensation received by the individual that exceeds the amount of incentive-based compensation that otherwise would have been received by the individual had it been determined based on the restated amounts.
Anti-Hedging Policy
Executive officers and directors are prohibited from engaging in any hedging transactions with respect to the Company’s securities, including, without limitation, through the use of financial instruments, such as prepaid variable forward contracts, equity swaps, collars, and exchange funds.
Anti-Pledging Policy
Executive officers and directors are prohibited from making pledges of Company securities as collateral for a loan or otherwise holding Company securities in a margin account.
Insider Trading Policy
The Company has an Insider Trading Policy that governs the purchase, sale and other transactions of the Company’s securities by directors, officers and other covered persons. The Insider Trading Policy is designed to promote compliance with the securities laws, to prevent insider trading or even the appearance of insider trading, to establish a process for trading in Company securities, and to promote integrity and ethical conduct by the Company and those covered by the Insider Trading Policy. The Insider Trading Policy requires persons covered by the policy and their family members to obtain pre-clearance prior to engaging in any transactions of Company securities. The Insider Trading Policy also prohibits a non-employee director and executive officer from holding Company securities in a margin account or otherwise pledging Company securities as collateral for a loan.
Executive Employment Agreements
The Company is or was a party to an employment agreement or offer letter with each of our NEOs, as described below under “Executive Employment Agreements.” These agreements provide for or provided for severance payments upon certain terminations of employment. The Compensation Committee believes the terms of these executive employment agreements together with the Executive Severance Plan (as defined below) are in line with market standards and are an important means to allow management to continue to focus on running the business of the Company in the event of a pending or actual change in control event or other event potentially affecting their employment. More detailed information concerning these severance payments appears below under the caption “Potential Payments upon Termination or Change in Control.”

COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this proxy statement with the Company’s management. Based on this review and discussion, the Compensation Committee recommended to the Company’s Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into the Company’s annual report on Form 10-K for the fiscal year ended December 28, 2025.
Submitted by the Compensation Committee:
Anddria Varnado, Chair
Anthony Ackil
James Pappas
Allison Page

2025 EXECUTIVE COMPENSATION TABLES
Summary Compensation Table
The following table sets forth summary information concerning compensation awarded to, earned by, or accrued for services rendered to the Company in all capacities by (i) all individuals who served as our principal executive officer or principal financial officer during fiscal year 2025, (ii) our three other most highly compensated executive officers who were serving as executive officers at the end of fiscal year 2025, (iii) and one former executive officer who would have been one of the three other most highly compensated executive officers except that she was not serving in such capacity at the end of fiscal year 2025 (collectively, the named executive officers or “NEOs”), for fiscal years 2023 through 2025:
Name and Principal Position(6)	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(4)	Change In Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(5)	Total ($)
David Pace, President and Chief Executive Officer	2025	$510,577	—	$1,567,000		$1,169,494		$5,876	$3,252,947
GJ Hart, Former President and Chief Executive Officer	2025	$334,231	—	$1,823,274		—		$1,451,084	$3,608,589
	2024	$1,000,000	—	$4,120,765		$359,682		$6,690	$5,487,137
	2023	$1,019,231	$250,000	$5,827,592		$1,301,170		$65,453	$8,463,446
Christopher Meyer, Interim Chief Financial Officer	2025	$80,000	—	—		—		—	$80,000
Todd Wilson, Former Chief Financial Officer	2025	$475,000	—	$1,458,897		—		$17,169	$1,951,066
	2024	$448,077	—	$734,002		$94,917		$16,648	$1,293,644
	2023	$433,173	—	$742,990		$414,749		$177,683	$1,768,595
Sarah Mussetter, Chief Legal Officer	2025	$439,231	—	$890,342		$300,690		$12,418	$1,642,681
	2024	$418,313	—	$454,308		$67,141		$18,955	$958,717
	2023	$417,885	—	$627,197		$320,088		$9,353	$1,374,523
Jesse Griffith, Chief Operations Officer	2025	$402,693	—	$400,154		$305,289		$37,601	$1,145,737
Humera Kassem, Chief People Officer	2025	$108,173	$50,000	$214,189		$67,470		$5,986	$445,818
Meghan Spuler, Former Chief People Officer	2025	$242,308	—	$437,668		—		$316,559	$996,535
	2024	$375,000	—	$270,415		$59,947		$18,256	$723,618
	2023	$21,635	$50,000	$56,990		$16,890		$179	$145,694

(1)
Amounts under Salary represent base salary earned in fiscal year 2025, which has 52 weeks.

(2)
Amount under Bonus represents a one-time cash sign-on bonus paid to Ms. Kassem pursuant to her employment agreement dated August 27, 2025.

(3)
Amounts under Stock Awards represent the aggregate grant date fair value of RSUs, PSUs, and PPSUs awarded. See Note 14 to our financial statements included in our annual report on Form 10-K for the fiscal year ended December 28, 2025 for descriptions of the methodologies and assumptions we used to value RSUs, PSUs, and PPSUs. See “Outstanding Equity Awards at 2025 Fiscal Year-End” below for a listing of RSU, PSU, and PPSU awards outstanding for each NEO as of December 28, 2025. With respect to the PSUs and PPSUs, where the number of shares ultimately issued is based upon the achievement of Relative TSR at the end of a three-year performance period, the target number of shares is used for the purpose of the above table. Assuming the maximum level of performance is achieved, and the payout is 200% of target, (I) the grant date fair value of the PSU awards would be: Mr. Pace: $1,854,000; Mr. Wilson: $279,006;

Ms. Mussetter: $170,270; Mr. Griffith: $76,524; and Ms. Spuler: $41,851, and (ii) the grant date fair value of the PPSU awards would be: Mr. Wilson: $1,841,112; Ms. Mussetter: $1,123,600; Mr. Griffith: $504,992; and Ms. Spuler: $276,167.
(4)
Amounts under “Non-Equity Incentive Plan Compensation” column represent the amount earned under the STI in fiscal year 2025, even though it is paid in the immediately following year.

(5)
Amounts under “All Other Compensation” for fiscal year 2025 consist of the payments shown in the table below, paid to or on behalf of the NEOs.

(6)
Dave Pace was appointed CEO effective April 24, 2025. G.J. Hart transitioned from CEO to a senior advisor role effective April 24, 2025 and departed the Company effective September 24, 2025. Christopher Meyer was appointed Interim CFO effective December 1, 2025. Todd Wilson departed the Company effective December 12, 2025. Humera Kassem was appointed CPO effective September 15, 2025. Meghan Spuler departed the Company effective August 20, 2025.

Name	Company Match Under 401(k) Plan(1)	Moving Expenses & Other Payments(2)	Separation Payments	Other(3)	Total
Mr. Pace	$0	$0	$0	$5,876	$5,876
Mr. Hart	$0	$0	$1,438,659	$12,425	$1,451,084
Mr. Meyer	$0	$0	$0	$0	$0
Mr. Wilson	$9,330	$0	$0	$7,839	$17,169
Ms. Mussetter	$8,048	$0	$0	$4,371	$12,418
Mr. Griffith	$11,822	$20,000	$0	$5,779	$37,601
Ms. Kassem	$3,462	$0	$0	$2,525	$5,987
Ms. Spuler	$11,582	$0	$300,037	$4,941	$316,560

(1)
Represents matching contributions on up to 3% of eligible compensation and 50% of the next 2% of eligible compensation in accordance with the Company’s 401(k) plan (subject to IRS limits and plan provisions).

(2)
Represents relocation expenses (including related travel and temporary housing and an additional gross-up in respect of any taxable portion of the relocation benefit) reimbursable by the Company pursuant to the executive’s employment agreement.

(3)
Amounts in this column consist of payments made to or on behalf of the executive for some or all of the following: monthly phone allowance, meal discounts (the amounts reported are valued at the incremental cost to the Company and are based on approximately 60% of the cost of the meal, which represents the average cost of goods and labor), long-term disability and life insurance (the value of the premiums paid by the Company on behalf of the NEO), Health Savings Account contribution match, and leadership conference and/or other corporate event allowance where NEOs were permitted and encouraged to have spousal participation.

Grants of Plan-Based Awards
The following table provides information about plan-based equity awards and non-equity incentive plan awards granted to our NEOs during 2025:
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock Awards	Grant Date Fair Value at Maximum Performance Level(5)
Name	Grant Date	Award Type	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Mr. Pace		STI(1)	$281,250	$1,125,000	$2,250,000
	04/24/25	RSU(2)							250,000	$640,000	$640,000
	04/24/25	PSU(3)				225,000	900,000	1,800,000		$927,000	$1,854,000
Mr. Hart		STI(1)	$139,624	$558,495	$1,116,990
	03/24/25	RSU(2)							431,034	$1,823,274	$1,823,274
Mr. Meyer
Mr. Wilson	03/24/25	RSU(2)							94,288	$398,838	$398,838
	05/22/25	PSU(3)				10,318	41,273	82,546		$139,503	$279,006
	06/26/25	PPSU(4)				27,398	109,590	219,180		$920,556	$1,841,112
Ms. Mussetter		STI(1)	$72,313	$289,250	$578,500
	03/24/25	RSU(2)							57,543	$243,407	$243,407
	05/22/25	PSU(3)				6,297	25,188	50,376		$85,135	$170,270
	06/26/25	PPSU(4)				16,720	66,881	133,762		$561,800	$1,123,600
Mr. Griffith		STI(1)	$65,613	$262,454	$524,908
	03/24/25	RSU(2)							25,862	$109,396	$109,396
	05/22/25	PSU(3)				2,830	11,320	22,640		$38,262	$76,524
	06/26/25	PPSU(4)				7,515	30,059	60,118		$252,496	$504,992
Ms. Kassem		STI(1)	$16,226	$64,904	$129,807
	09/22/25	RSU(2)							23,407	$161,274	$161,274
	09/22/25	RSU(2)							7,680	$52,915	$52,915
Ms. Spuler		STI(1)	$39,183	$156,731	$313,463
		RSU(2)							28,286	$119,650	$119,650
		PSU(3)				3,096	12,382	24,764		$41,851	$41,851
		PPSU(4)				8,219	32,877	65,754		$276,167	$276,167

(1)
Amounts reflect potential annual cash incentive payouts to the NEO under the STI for 2025, the terms of which are summarized under “Summary of 2025 Compensation Activity—Incentive-Based Compensation—
Short-Term Incentive Opportunity” above. Please refer to the “2025 Summary Compensation Table” for the actual cash-based incentive award earned under the STI for 2025. For Mr. Hart and Ms. Spuler, this amount reflects the prorated amount of the STI received pursuant to their severance arrangements.

(2)
Amounts reflect RSUs granted in 2025 under the 2024 Plan. Each RSU represents the contingent right to receive, upon vesting of the unit, one share of common stock, subject to continuing employment or service with the Company on the vesting date. The units are scheduled to vest one-third on each of the first, second, and third anniversaries of the date of grant, except (1) Mr. Pace’s RSUs will vest on the first anniversary of the date of grant in accordance with his offer letter, and (2) Ms. Kassem’s one-time sign-on award of 23,407 RSUs will vest in substantially equal annual installments on the first and second anniversaries of the grant date and her other one-time sign-on award of 7,680 RSUs will vest on the first anniversary of the grant date.

(3)
Amounts reflect the threshold, target, and maximum payout of PSUs granted in 2025 under the 2024 Plan. Each PSU represents the right to receive one share of common stock and will cliff vest at the end of the 2025-2027 three-year performance period, subject to continuing employment or service with the Company and the achievement of specific performance conditions. The number of shares ultimately issued could be 0% to 200% of target. The terms of the PSUs are summarized under “Summary of 2025 Compensation Activity—Incentive-Based Compensation—2025 Long-Term Incentive Opportunity” above.

(4)
Amounts reflect the threshold, target, and maximum payout of PPSUs granted in 2025 under the 2024 Plan. Each PPSU represents the right to receive one share of common stock upon vesting or the cash equivalent on that date. The PPSUs will cliff vest at the end of the 2025-2027 three-year performance period, subject to continuing employment or service with the Company and the achievement of specific performance conditions, similar to the PSUs. The number of shares ultimately issued or cash equivalent could be 0% to 200% of target. The option to settle the PPSUs in common stock or cash upon vesting is at the sole discretion of the Company. The terms of the PPSUs are summarized under “Summary of 2025 Compensation Activity—Incentive-Based Compensation—2025 Long-Term Incentive Opportunity” above.

(5)
See Note 14 to our financial statements included in our annual report on Form 10-K for the fiscal year ended December 28, 2025 for descriptions of the methodologies and assumptions we used to value stock awards pursuant to the guidance for accounting for stock compensation.

Outstanding Equity Awards at 2025 Fiscal Year-End
The following table provides information about outstanding equity awards held by each NEO as of December 28, 2025.
		Option Awards						Stock Awards
Name	Grant Date	Number Of Securities Underlying Unexercised Options (#) Exercisable	Number Of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number Of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Vesting Date	Option Expiration Date	Number Of Shares Or Units Of Stock That Have Not Vested (#)(1)	Market Value Of Shares Of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number Of Unearned Shares, Units Or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market Or Payout Value Of Unearned Shares, Units Or Other Rights That Have Not Vested ($)(4)
Mr. Pace	4/24/2025									900,000	$3,879,000
	4/24/2025							250,000	$1,077,500
Ms. Mussetter	3/20/2023							6,649	$28,657
	3/13/2024							17,625	$75,964
	5/23/2024									30,164	$130,007
	3/24/2025							57,543	$248,010
	5/22/2025									25,188	$108,560
	6/26/2025									66,881	$288,257
Mr. Griffith	3/20/2023							2,191	$9,443
	4/3/2023							2,610	$11,249
	3/13/2024							6,994	$30,144
	5/23/2024									11,969	$51,586
	3/24/2025							25,862	$111,465
	5/22/2025									11,320	$48,789
	6/26/2025									30,059	$129,554
Ms. Kassem	9/22/2025							23,407	$100,884
	9/22/2025							7,680	$33,101

(1)
Represents the unvested portion of an RSU award that vests in substantially equal annual installments on the first, second, and third anniversaries of the grant date, except that (i) Mr. Pace’s award of 250,000 RSUs will vest in full on the first anniversary of the grant date, and (ii) Ms. Kassem’s one-time sign-on award of 23,407 RSUs will vest in substantially equal annual installments on the first and second anniversaries of the grant date and her one-time sign-on award of 7,680 RSUs will vest on the first anniversary of the grant date.

(2)
Represents the aggregate market value of the unvested RSUs based on a price of $4.31 per share, which was the closing price of our common stock on December 26, 2025, the last trading date of the 2025 fiscal year.

(3)
Represents unearned PSUs and PPSUs that cliff-vest at the end of a three-year performance period, with the number of shares (or the cash equivalent thereof for the PPSUs) determined based on achievement of performance goals (relative TSR). For the PSUs with a 2024 grant date, the performance period is May 23, 2024 through December 27, 2026. For the PSUs and PPSUs with a 2025 grant date, the performance period is March 24, 2025 through December 26, 2027.

(4)
Represents the aggregate market value of the threshold payout of the unvested PSUs and PPSUs, based on a price of $4.31 per share, which was the closing price of our common stock on December 26, 2025, the last trading date of the 2025 fiscal year.

Options Exercised and Stock Vested
The following table contains information with respect to the NEOs concerning vesting of RSUs during fiscal year 2025:
	Option Awards		Stock Awards
Name	Number Of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number Of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)
David Pace			—	—
G.J. Hart			182,975	$904,494
Christopher Meyer			—	—
Todd Wilson			37,247	$161,439
Sarah Mussetter			27,992	$119,827
Jesse Griffith			10,337	$42,720
Humera Kassem			—	—
Meghan Spuler			5,246	$23,555

(1)
Represents RSUs that vested during fiscal year 2025 but does not include RSUs that Mr. Pace received for his prior service as a non-employee director that vested during fiscal 2025. Values are based on the closing price of our common stock on the date of vesting.

EMPLOYMENT AGREEMENTS, SEPARATION ARRANGEMENT, AND EXECUTIVE SEVERANCE PLAN
Executive Employment Agreements
David Pace Offer Letter. The Company appointed Mr. Pace to serve as the Company’s President and Chief Executive Officer effective April 24, 2025. In connection with this appointment, Mr. Pace entered into an offer letter (the “CEO Offer Letter”) with the Company pursuant to which Mr. Pace will serve as President and CEO until the third anniversary of the effective date (the “Initial Term”), unless terminated earlier in accordance with the terms of the CEO Offer Letter. The CEO Offer Letter provides that Mr. Pace will (i) receive an annual base salary of $750,000; (ii) be eligible to receive an annual bonus with a target of 200% of base salary (provided that for fiscal year 2025, he will receive a minimum annual bonus payout of $850,000 and his target bonus will be $1,125,000); and (iii) under the Company’s long-term incentive plan, receive a grant of (x) an aggregate of 750,000 RSUs comprised of (A) 250,000 RSUs which were granted upon the Effective Date and will vest in full on the first anniversary of the grant date (the “2025 RSUs”) and (B) 500,000 RSUs to be granted in 2026 (the “2026 RSUs”), which will vest in two equal installments on each anniversary of the grant date and (y) 900,000 PSUs, which were granted at the same time as the 2025 RSUs and are subject to the achievement of performance targets based on the Company’s stock price set forth in the applicable award agreement during a three-year performance period following the grant date, in each case, subject to his continued service with the Company and certain termination protections. His outstanding equity awards previously granted in connection with his Board service as an independent director will continue to vest in accordance with the applicable award agreement. Mr. Pace may also participate in the Company’s standard benefit plans, as may be amended from time to time, in which other senior executives are eligible to participate. If (i) a Change in Control (as defined under the LTIP) occurs and (ii) Mr. Pace is terminated without cause or resigns for good reason following such Change in Control, in each case, prior to the grant date of the 2026 RSUs, then in lieu of granting the 2026 RSUs, the Company will provide Mr. Pace with a cash payment equal to the value of such 2026 RSUs (with the value determined as of the date of such termination of employment).
If, (1) following the second anniversary of the Effective Date or (2) during the six month period following the Initial Term, Mr. Pace assists the Board in identifying or developing a successor President and Chief Executive Officer and such individual becomes the President and Chief Executive Officer (regardless of whether such individual is an external hire or internal promotion) and his employment is terminated in connection therewith, then he will receive, subject to his execution and non-revocation of a waiver and release of claims: (i) a lump-sum cash payment equal to one times his base salary as in effect immediately prior to the date of termination, payable within thirty days following such termination; and (ii) payment of a pro-rata share of the annual bonus that would otherwise have been earned, based on actual performance, had he continued to be employed by the Company for the fiscal year in which his employment was terminated, payable when annual bonuses are regularly paid to similarly-situated executives (such payments, the “Completion Bonus”).
In the event that Mr. Pace becomes entitled to the Completion Bonus he will not be entitled to the Severance Benefits (as defined below). Upon Mr. Pace’s termination of employment by the Company without cause or due to his resignation for good reason, he will be entitled to receive, subject to his execution and non-revocation of a waiver and release of claims, an amount equal to (i) two times his base salary, payable in installments during the 24 month period following the date of his termination; (ii) payment of a pro-rata share of his annual bonus that would otherwise have been earned, based on actual performance, had he continued to be employed by the Company for the fiscal year in which his employment was terminated, payable when annual bonuses are regularly paid to similarly-situated executives; and (iii) subject to his timely election of continued healthcare coverage under the Consolidated Omnibus Budget Reconciliation Act (“COBRA”), a lump sum payment in the amount of the cost of COBRA coverage for Mr. Pace and his eligible dependents for up to 18 months (the foregoing payments and benefits, the “Severance Benefits”). If Mr. Pace receives severance payments and benefits under the Company’s Executive Severance Plan, he will not be eligible to receive the foregoing severance benefits, and his cash severance multiplier under the Executive Severance Plan will be 2.0, the change in control benefits continuation period under the Executive Severance Plan will be 24 months, and the definitions of cause and good reason (and the applicable release of claims) will be replaced by the definitions and release of claims referred to in the CEO Offer Letter. Upon termination of employment, all of Mr. Pace’s unvested equity awards will be treated in accordance with the terms of the applicable award agreements. Mr. Pace will be subject to customary restrictive covenants in the CEO Offer Letter, including a 24-month post-termination, non-competition and non-solicitation of employees, suppliers, and business relations of the Company.
Christopher Meyer Independent Contract Agreement. The Company appointed Mr. Meyer to serve as the Company’s Interim Chief Financial Officer effective December 1, 2025. He is serving in the capacity of an independent contractor pursuant to an Independent Contractor Agreement (the “ICA”) effective December 1, 2025 through May 31, 2026, unless earlier terminated or extended in accordance with the ICA. Pursuant to the ICA, Mr. Meyer is compensated at a rate of $20,000 per week, subject to proration for partial weekly periods, and reimbursed for reasonable airfare, travel and accommodation expenses consistent with the Company’s travel policy. As an independent contractor, Mr. Meyer is not eligible to participate in any of the Company’s employee benefit plans. Mr. Meyer is subject to customary confidentiality, indemnification and intellectual property assignment obligations.
NEO Employment Agreements. We maintain employment agreements with our other NEOs, which are all substantially similar to one another (the “NEO Employment Agreements”). They are not for a fixed term, and each named executive officer is an “at will” employee. Each of the NEO Employment Agreements provides for (i) an annual base salary, (ii) eligibility to receive an annual cash incentive award under the STI with an initial target, (iii) eligibility to participate in the LTI plan with an initial target award amount and (iv) eligibility to participate in the Company’s standard benefit plans, as may be amended from time to time, in which other senior executives are eligible to participate, as is entitled to holidays and paid time off in accordance with the Company’s policies applicable to executive officers as in effect from time to time. Mr. Wilson’s NEO Employment Agreement entitled him to relocation reimbursement benefits of up to $200,000 (including an additional gross-up payment in respect of any taxable portion of his relocation benefit), which he did not use prior to his termination in December 2025. In certain cases, the NEO received a sign-on cash bonus or equity grant or an inducement.
Under the NEO Employment Agreements, each NEO is subject to customary restrictive covenants, including nondisclosure of confidential information, non-disparagement, return of Company property, and, during employment and for the 12 months following termination of employment, non-competition and non-solicitation of employees, suppliers, and business relations of the Company.
The NEO Employment Agreements also provide for severance compensation and benefits in the event of certain qualifying terminations, as set forth in the Executive Severance Plan, which are subject to a waiver and release of claims in favor of the Company. Ms. Mussetter’s NEO Employment Agreement, which was effective prior to the adoption of the Executive Severance Plan, provides that upon certain qualifying terminations, she is entitled to receive, in addition to certain accrued obligations, (i) installment payments equivalent to one times her base salary in effect immediately prior to termination; and (ii) a lump sum payment of a pro rata share of her target bonus for the fiscal year in which her employment was terminated. Ms. Mussetter is eligible to participate in the Executive Severance Plan, but as provided in the Executive Severance Plan, the provisions of her NEO Employment Agreement will govern to the extent of any inconsistency, and in no event will she receive a duplication of benefits.
G.J. Hart Offer Letter. In connection with Mr. Hart’s appointment as President and Chief Executive Officer of the Company in 2022, Mr. Hart and the Company entered into an offer letter, dated July 13, 2022 (the “Hart Offer Letter”) that provided the following initial compensation terms: (i) an annual base salary of $1,000,000; (ii) eligibility to receive an annual cash incentive award under the STI with a target of 100% of base salary; (iii) eligibility to participate in the Company’s long-term incentive plan with a target annual award value equal to $4.0 million: and (iv) a sign-on cash bonus of $500,000 that was paid in two installments in 2022 and 2023. In connection with his appointment as the Company’s President and Chief Executive Officer, Mr. Hart received an inducement grant, effective September 13, 2022 that consisted of (i) 123,762 PSUs that vest based upon both the level of the Company’s TSR performance relative to a peer group of its competitors over a three-year performance period as well as his continued service through the end of such performance period, and (ii) 123,762 RSUs that vest in three equal annual installments beginning on the first anniversary of the grant date. The inducement grant was made pursuant to Nasdaq Listing Rule 5635(c) and outside of the 2017 Plan, but the inducement grant is subject to all of the terms and conditions of the 2017 Plan as if such grant had been made under such plan. Mr. Hart was also eligible to participate in the Company’s standard benefit plans in which other senior executives are eligible to participate and was entitled to relocation reimbursement benefits in accordance with the Company’s historical and customary practices, and dining privileges at Company-owned restaurants to the same extent as other senior executive employees, and holidays and paid time off in accordance with the Company’s paid time off policies applicable to executive officers as in effect from time to time. Mr. Hart is subject to customary restrictive covenants in the Hart Offer Letter, including nondisclosure of confidential information, non-disparagement, return of Company property, and, during employment and for the 24 months following termination of employment, non-competition and non-solicitation of employees, suppliers, and business relations of the Company.
The Hart Offer Letter also provided for certain severance benefits in the event of a qualifying termination. These benefits were superseded by the Separation and Transition Agreement described below.
NEO Separation Agreements: In 2025, we entered into separation arrangements with two of our NEOs, as follows:
•
On April 24, 2025 (the “Transition Effective Date”), the Company entered into a separation and transition agreement (the “Separation and Transition Agreement”), pursuant to which Mr. Hart transitioned to an employee senior advisor role until September 24, 2025. Pursuant to the Separation and Transition Agreement, which was filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K dated April 24, 2025, during the period Mr. Hart is a senior advisor to the Company, he will receive a monthly salary of $110,000 and will not receive any additional long-term incentive awards. At the end of such period, Mr. Hart’s employment will terminate, and he will be eligible to receive the separation benefits set forth in the Separation and Transition Agreement, which supersedes Mr. Hart’s participation in the Company’s Executive Severance Plan and are consistent or less than those provided under his employment agreement, and provides that, in addition to any accrued but unpaid benefits or obligations, Mr. Hart is eligible to receive: (i) an aggregate amount equal to $1,800,000, which equals 18 months of Mr. Hart’s annual base salary as in effect immediately prior to the Transition Effective Date, payable in monthly installments for 18 months following the termination of his employment and (ii) a lump-sum cash payment equal to a pro-rata portion of Mr. Hart’s annual bonus, if any, for the Company’s 2025 fiscal year under the Company’s 2025 annual bonus plan that Mr. Hart would have earned based on actual performance had he remained employed for the entire 2025 fiscal year (the “Pro-Rata Bonus”), payable at such time as bonuses are generally paid by the Company to its executives. Mr. Hart’s unvested RSUs granted in September 2022 will remain outstanding and eligible to vest during the period he is a senior advisor and he will forfeit all other unvested RSUs and PSUs as of the Transition Effective Date. If Mr. Hart does not participate in the Company’s earnings call in May or fails to provide the requested advisory services, then Mr. Hart will forfeit his continued salary payments, the Pro-Rata Bonus and the continued vesting of his RSUs that were granted in 2022. Mr. Hart’s receipt of the severance benefits mentioned in this paragraph is subject to his execution of a waiver and release of claims in favor of the Company and its affiliates. Mr. Hart is also subject to certain restrictive covenants in his employment agreement and the Separation and Transition Agreement, including a perpetual nondisclosure of confidential information, return of company property, non-disparagement, and, for 24 months following the date of separation, non-competition and non-solicitation of certain employees, non-solicitation of employees, suppliers, and business relations of the Company.

•
On August 27, 2025, the Company entered into a separation agreement with Ms. Spuler in connection with the termination of her employment, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K/A dated August 29, 2025. She received benefits consistent with the Company’s Executive Severance Plan and are summarized below under “Executive Severance Plan.”

Executive Severance Plan
In August 2023, the Company adopted the Executive Severance Plan as the successor to the Company’s Executive Change in Control Severance Plan. The Executive Severance Plan provides both non-change in control and change in control severance pay and benefits to certain key employees, and promotes the long-term financial interests of the Company and its stockholders by reducing the risk of departures and distractions of such employees in a change in control situation, which would be detrimental to the Company and its stockholders. Eligible employees include the Company’s chief executive officer, other c-suite executives, and other key employees designated by the Board or Compensation Committee from time to time as participants.
Change in Control Qualifying Termination: The Executive Severance Plan provides that in the event the employment of a participant is terminated by the Company without “cause” or by the participant for “good reason” (each as defined in the Executive Severance Plan) within two years following a “change in control” (as defined in the Executive Severance Plan) of the Company (a “CIC Qualifying Termination”), such participant is entitled to receive the following payments and benefits:
•
payment, in cash, equal to the sum of (1) accrued but unpaid salary through the date of termination, (2) reimbursement for any unreimbursed business expenses incurred through the termination date, (3) any payments, benefits or fringe benefits to which the participant is entitled under the terms of any applicable compensation arrangement or benefit, equity or fringe benefit plan or program or grant or any other agreement, and (4) any annual bonus earned but unpaid with respect to the fiscal year ending on or preceding the termination date (which will be paid in a lump sum in cash when such annual bonus payment is regularly paid to similarly situated Company employees) (the “Accrued Obligations”);

•
A lump sum payment, in cash, equal to the product of (a) the participant’s annual base salary and the annual target bonus applicable to the participant, multiplied by (b) a “cash severance multiplier” (which currently, for the Chief Executive Officer and the Chief Legal Officer is 2x, and for all other participants is 1x).

•
a lump sum payment of a prorated portion of the participant’s target bonus for the year in which the termination occurs;

•
upon timely election of continuation coverage under COBRA by the participant, a cash lump sum equal to the product of (x) the amount of monthly premiums of the participant’s group health insurance, including coverage for the participant’s eligible dependents, if any, that the Company paid immediately prior to the termination date and (y) (1) 24 months in the case of the Chief Executive Officer and Chief Legal Officer, and (2) 12 months in the case of any other participant; and

•
all outstanding and unvested stock options and restricted stock (and RSUs) awards subject solely to time-based vesting shall vest in full and any restrictions or forfeiture provisions applicable to restricted stock (and RSUs) awards shall lapse, notwithstanding the provisions of any equity incentive plan or any award agreement(s) between the participant and the Company thereunder.

Generally, under the Executive Severance Plan and subject to limited exceptions set forth in the Executive Severance Plan, a change in control will be deemed to occur if any person acquires more than 30% of the outstanding common stock or combined voting power of the Company, if there are certain changes in a majority of our Board of Directors, if stockholders prior to a transaction do not continue to own more than 50% of the voting securities of the Company (or a successor or a parent) following a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company or any of our subsidiaries, a sale or other disposition of all or substantially all of the Company’s assets or the acquisition of assets or stock of another entity by us or any of our subsidiaries, or if the Company’s stockholders approve a complete liquidation or dissolution of the Company. Good reason is defined as a reduction in the executive’s compensation, relocation of the Company’s headquarters to a location more than 20 miles from the existing location, a significant reduction in the then-effective responsibilities of the executive without the executive’s prior written consent, or failure by the Company to obtain the assumption of the obligations contained in the Executive Severance Plan by any successor to the Company.
Non-Change In Control Qualifying Termination: The Executive Severance Plan also provides that in the event the employment of a participant is terminated by the Company without “cause” or by the participant for “good reason” other than pursuant to a CIC Qualifying Termination (a “Non-CIC Qualifying Termination”), such participant is entitled to receive the following payments and benefits:
•
payment, in cash, equal to the Accrued Obligations;

•
A payment, in cash, equal to the product of (a) the participant’s annual base salary, multiplied by (b) a “cash severance multiplier” (which in the case of the Chief Executive Officer is 2x, and in the case of other participants is 1x), payable in installments over the number of months equal to 12 times the cash severance multiplier;

•
a lump sum payment of a prorated portion of the participant’s bonus for the year in which the termination occurs (based on the full year actual performance of the Company); and

•
upon timely election of continuation coverage under COBRA by the participant, a cash lump sum equal to the product of (x) the amount of monthly premiums of the participant’s group health insurance, including coverage for the participant’s eligible dependents, if any, that the Company paid immediately prior to the termination date and (y) (1) 18 in the case of the Chief Executive Officer, and (2) 12 in the case of any other participant.

To the extent that a participant is a party to an employment agreement (or other written agreement) with the Company that provides for the payment of severance compensation and/or benefits in connection with a CIC Qualifying Termination or Non-CIC Qualifying Termination, then except as otherwise specifically provided in the Executive Severance Plan, the provisions of such employment agreement (or other written agreement) shall govern to the extent of any inconsistency between the Executive Severance Plan and such employment agreement (or other written agreement), and in no event will a participant receive a duplication of benefits under the Executive Severance Plan and their employment agreement (or other written agreement).
None of our change in control provisions provide for an excise tax gross up payment for Internal Revenue Code Section 280G/4999 purposes. The Board has determined not to enter into any agreements with NEOs that contain such an excise tax gross up provision.
Incentive Plans
2017 Plan, as Amended. Generally, and subject to limited exceptions set forth in the 2017 Plan, (i) if any person acquires more than 50% of the outstanding common stock or combined voting power of the Company, (ii) if there are certain changes in a majority of our Board of Directors, (iii) if stockholders prior to a corporate transaction do not continue to own more than 50% of the voting securities of the Company (or a successor or a parent) following a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company or any of our subsidiaries, (iv) a sale or other disposition of all or substantially all of the Company’s assets or the acquisition of assets or stock of another entity by us or any of our subsidiaries, or (v) if the Company is dissolved or liquidated, then awards then outstanding under the 2017 Plan may become fully vested or paid, as applicable, and may terminate or be terminated upon consummation of such a change in control event; provided, that, pursuant to the amendment to the 2017 Plan approved by the Company’s stockholders in 2019, all awards, including awards of stock options and stock appreciation rights (but excluding performance-based awards) issued to individuals other than non-employee directors of the Board shall be subject to a minimum vesting period of at least one year from the date of the award, and that all awards, including awards of stock options and stock appreciation rights, if any, to non-employee directors of the Board shall be subject to a minimum vesting period ending no earlier than the next annual stockholders meeting or one year from the date of the award, whichever is earlier. However, unless the individual award agreement provides otherwise, with respect to executive and certain other high level officers of the Company, upon the occurrence of a change in control event, no award will vest unless such officer’s employment with the Company is terminated by the Company without cause within the two-year period following such change in control event. The Compensation Committee also has the discretion to establish other change in control provisions with respect to awards granted under the 2017 Plan. For example, subject to certain limitations, the Compensation Committee could provide for the acceleration of vesting or payment of an award in connection with a change in control event that is not described above and provide that any such acceleration shall be automatic upon the occurrence of any such event. The Compensation Committee has established awards of PSUs and cash performance awards under the 2017 Plan that provide for acceleration of vesting of such awards in the event of death, disability, or retirement of the participant or a change in control event of the Company. There are currently no amounts payable to or accrued for payment to any NEO under the change in control provisions contained in the 2017 Plan.
2024 Plan. Generally, and subject to limited exceptions set forth in the 2024 Plan, (i) if any person acquires more than 50% of the outstanding common stock or combined voting power of the Company, (ii) if there are certain changes in a majority of our Board of Directors, (iii) if stockholders prior to a corporate transaction do not continue to own more than 50% of the voting securities of the Company (or a successor or a parent) following a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company or any of our subsidiaries, (iv) a sale or other disposition of all or substantially all of the Company’s assets or the acquisition of assets or stock of another entity by us or any of our subsidiaries, or (v) if the Company is dissolved or liquidated, and if the acquirer or successor company, as applicable, has not agreed to provide for the substitution, assumption, exchange or other continuation of such awards or if the applicable awards will not continue in existence thereafter in accordance with their terms, the outstanding awards under the 2024 Plan shall become fully vested or paid, as applicable, and may terminate or be terminated provided, that the stock-based awards issued to individuals shall be subject to a minimum vesting period of at least one year from the date of the award. However, unless the individual award agreement provides otherwise, with respect to executive and certain other high level officers of the Company, upon the occurrence of a change in control event where the acquirer or successor company, as applicable, has agreed to provide for the substitution, assumption, exchange or other continuation of the awards granted under the 2024 Plan, no award will vest unless the individual’s employment with the Company is terminated by the Company without cause within the two-year period following such change in control event. The Compensation Committee also has the discretion to (i) cancel any outstanding awards, upon notice at least ten days prior to a change in control, and pay the holders, in cash, securities or other property, or in any combination thereof, the value of such awards and (ii) to establish other change in control provisions with respect to awards granted under the 2024 Plan. For example, subject to certain limitations, the Compensation Committee could provide for the acceleration of vesting or payment of an award in connection with a change in control event that is not described above and provide that any such acceleration shall be automatic upon the occurrence of any such event. The Compensation Committee has established awards of PSUs and cash performance awards under the 2024 Plan that provide for acceleration of vesting of such awards in the event of death, disability, or retirement of the participant or a change in control event of the Company. There are currently no amounts payable to or accrued for payment to any NEO under the change in control provisions contained in the 2024 Plan.
Potential Payments upon Termination or Change in Control
The following table presents the amount of compensation payable to each of our NEOs (other than Mr. Meyer who is an independent contractor and not eligible for payments upon termination or change in control) as if the triggering termination event had occurred on the last day of our most recently completed fiscal year, December 28, 2025:

Name	Benefit(1)	Termination w/o Cause or Resignation with Good Reason ($)	Termination with Cause or Resignation w/o Good Reason ($)	Death ($)	Disability ($)	Change in Control ($)
Mr. Pace	Salary(3)	$1,500,000
	Salary + Annual Incentive(4)					$4,500,000
	Annual Incentive(5)	$1,169,494	$1,169,494	$1,169,494	$1,169,494	$1,169,494
	Health Benefits(7)	$7,302				$9,736
	Acceleration of RSUs(8)					$1,077,500
	Acceleration of Phantom PSUs
	Acceleration of PSUs			$1,077,500(9)	$1,077,500(9)	$3,879,000(10)
Mr. Hart(2)	Salary	$2,300,000
	Salary + Annual Incentive
	Annual Incentive	$580,582
	Health Benefits
	Acceleration of RSUs
	Acceleration of Phantom PSUs
	Acceleration of PSUs
Mr. Wilson	Salary(3)	$500,000
	Salary + Annual Incentive(4)					$1,750,000
	Annual Incentive(5)	$389,831	$389,831	$389,831	$389,831	$389,831
	Health Benefits(7)	$8,004(7)				$16,008
	Acceleration of RSUs(8)					$563,063
	Acceleration Phantom PSUs			$472,333(9)	$472,333(9)	$472,333(10)
	Acceleration of PSUs			$387,930(9)	$387,930(9)	$387,930(10)
Ms. Mussetter	Salary(3)	$445,000
	Salary + Annual Incentive(4)					$1,468,500
	Annual Incentive	$289,250(6)	$300,690(5)	$300,690(5)	$300,690(5)	$300,690(5)
	Health Benefits(7)	$7,022				$14,044
	Acceleration of RSUs(8)					$352,631
	Acceleration of Phantom PSUs			$288,257(9)	$288,257(9)	$288,257(10)
	Acceleration of PSUs			$110,293(9)	$110,293(9)	$238,567(10)
Mr. Griffith	Salary(3)	$425,000
	Salary + Annual Incentive(4)					$701,250
	Annual Incentive(5)	$305,289	$305,289	$305,289	$305,289	$305,289
	Health Benefits(7)					$0
	Acceleration of RSUs(8)					$162,302
	Acceleration of Phantom PSUs			$129,554(9)	$129,554(9)	$129,554(10)
	Acceleration of PSUs			$45,350(9)	$45,350(9)	$100,376(10)
Ms. Kassem	Salary(3)	$375,000
	Salary + Annual Incentive(4)					$600,000
	Annual Incentive(5)	$67,470	$67,470	$67,470	$67,470	$67,470
	Health Benefits(7)	$8,004				$8,004
	Acceleration of RSUs(8)					$133,985
	Acceleration of Phantom PSUs
	Acceleration of PSUs
Ms. Spuler(2)	Salary	$375,000
	Salary + Annual Incentive
	Annual Incentive	$162,930
	Health Benefits	$7,299
	Acceleration of RSUs
	Acceleration of Phantom PSUs
	Acceleration of PSUs

(1)
As discussed above, the change in control provisions or termination provisions that apply before or after a change in control in the Executive Severance Plan and applicable award agreements contain double trigger provisions, and thus any payments described in the table are generally required to be made only if the Company terminates the executive’s employment without cause or the executive resigns with good reason, within a defined protection period following the change in control.

(2)
The amounts shown for Mr. Hart and Ms. Spuler represent the actual payments and benefits paid or payable in connection with their transition or termination, which occurred on April 24, 2025, and August 20, 2025, respectively, rather than amounts calculated assuming a termination on the last business day of fiscal 2025.

(3)
Represents an amount equal to the product of (a) the executive’s annual base salary, multiplied by (b) a “cash severance multiplier” (which in the case of Mr. Pace is 2x, and in the case of all other NEOs is 1x), payable in monthly installments over 12 months following the separation date.

(4)
Represents an amount equal to the product of (a) the executive’s annual base salary and the annual STI target award applicable to the participant, multiplied by (b) a “cash severance multiplier” (which in the case of Mr. Pace, Ms. Mussetter, and Mr. Wilson, is 2x, and in the case of all other NEOs is 1x).

(5)
Represents the actual amount of the annual STI award earned for fiscal 2025. For Mr. Wilson, represents the amount of the annual STI award he would have earned for the full year of fiscal 2025 had he been employed through the payment date.

(6)
Represents the target amount of the annual STI award for fiscal 2025.

(7)
Represents an amount equal to the product of (x) the amount of monthly premiums of the executive’s group health insurance, including coverage for the participant’s eligible dependents, if any, that the Company paid immediately prior to the termination date, and (y) a “multiplier” (which in the case of a Change in Control, is 24 months for Mr. Pace, Ms. Mussetter, and Mr. Wilson, and 12 months for the other NEOs, and in the case of a Termination w/o Cause or Resignation with Good Reason is 18 months for Mr. Pace and 12 months for all other NEOs.

(8)
Represents the executive’s outstanding and unvested RSUs subject solely to time-based vesting on December 28, 2025, that would have vested upon termination, multiplied by the closing sales price of the Company’s common on December 26, 2025, the last trading date of the 2025 fiscal year ($4.31).

(9)
The PSU and PPSU awards provide that upon death or disability of the executive before the completion of the performance period, the number of shares of stock is earned based on the extent to which the performance goals for the entire performance period are achieved, prorated based on the timing of termination. As relative TSR performance for the outstanding performance periods is not currently determinable, we have included the value assuming target performance. Accordingly, the values in the table above represent the number of shares that vested or would have vested under such PSU awards on December 28, 2025, multiplied by the closing sales price of the Company’s common stock on December 26, 2025, the last trading date of the 2025 fiscal year ($4.31).

(10)
The PSU and PPSU awards provide that if a change in control occurs before the completion of the performance period, then the award will be deemed earned as follows: (a) if the change in control occurs on or prior to the completion of 50% of the performance period, the number of shares earned will be determined as if the performance goal had been achieved at target; and (b) if the change in control occurs after the completion of 50% of the performance period, the number of shares earned will be determined based on the extent to which the performance goal has been achieved (except that the value of the Company’s share price shall be determined by the Board of Directors in good faith and the Company’s performance against the performance goal as determined by the Compensation Committee in good faith as of the date of the change in control). The PSU award for the 2023-2025 performance period was calculated at 31% of target, as this was the amount certified as earned on December 28, 2025, pursuant to the award agreement. Accordingly, the values in the table above represent the number of shares that vested or would have vested (using target shares) under such PSU awards on December 28, 2025, multiplied by the closing sales price of the Company’s common stock on December 26, 2025, the last trading date of the 2025 fiscal year ($4.31).
PAY VERSUS PERFORMANCE DISCLOSURE
The following table sets forth information concerning the relationship between executive compensation actually paid and certain financial performance of the Company for each of the last five fiscal years. For further information concerning the Company’s variable pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to “Executive Compensation—Compensation Discussion and Analysis.”
Year	Summary Compensation Table Total for CEO(1) Mr. Pace	Compensation Actually Paid to CEO(2) Mr. Pace	Summary Compensation Table Total for to CEO(1) Mr. Hart	Compensation Actually Paid to CEO(2) Mr. Hart	Summary Compensation Table Total for to CEO(1) Mr. Murphy	Compensation Actually Paid to CEO(2) Mr. Murphy	Average Summary Compensation Table Total for Non-PEO NEOs(3) NEO	Average Compensation Actually Paid to Non-PEO NEOs(2) NEO	Total Shareholder Return(4)	Peer Group Total Shareholder Return(5)	Net Income (millions)(6)	Adjusted EBITDA(7)
2025	$3,252,947	$8,019,447	$3,608,589	$774,781			$1,236,367	$979,175	$21.44	$95.59	$(24.3)	$69.7
2024			$5,487,137	$14,216			$972,775	$637,572	$26.82	$109.29	$(77.5)	$45.6
2023			$8,463,446	$10,021,195			$1,265,792	$1,317,221	$62.04	$91.23	$(21.2)	$75.7
2022			$3,154,080	$2,441,211	$5,203,896	$(2,217,630)	$1,038,702	$353,016	$28.36	$77.01	$(78.9)	$52.1
2021					$5,359,783	$1,204,535	$1,235,919	$607,540	$85.37	$96.97	$(50.4)	$63.1

(1)
The dollar amounts reported in these columns are the amounts of total compensation reported for each CEO in each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation—Executive Compensation Tables—Summary Compensation Table” of the applicable year’s proxy statement. Mr. Pace has served as the Company’s CEO since April 24, 2025. Mr. Hart served as the Company’s CEO from September 6, 2022 to April 24, 2025. Mr. Murphy served as the Company’s CEO from October 3, 2019 to September 6, 2022.

(2)
The dollar amounts reported these columns represent the amount of “compensation actually paid” to our executives in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to the CEOs or to the other NEOs during the applicable year. For purposes of calculating “compensation actually paid,” the fair value of equity awards is calculated in accordance with FASB ASC Topic 718 using the same assumption methodologies used to calculate the grant date fair value of awards for purposes of the Summary Compensation Table The following table show the amounts deducted from and added to the Summary Compensation Table to calculate “compensation actually paid” in these columns in 2025.

	Mr. Pace	Mr. Hart	Non-PEO NEOs (Average)
Summary Compensation Table Total	$3,252,947	$3,608,589	$1,236,367
Grant Date Fair Value of Stock and Option Awards (-)	$1,567,000	$1,823,274	$680,250
Fair Value at Year End of Outstanding and Unvested Equity Awards Granted in Year (+)	$6,333,500	$1,857,757	$502,645
Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards (+)	—	—	$(22,433)
Fair Value as of Vesting Date of Equity Awards Granted and Vested in Year (+)	—	—	—
Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in Year (+)	—	$904,494	$57,924
Fair Value at the end of the Prior Year of Vesting Equity Awards that Fail to Meet Conditions (-)	—	$3,772,785	$115,078
Compensation Actually Paid	$8,019,447	$774,781	$979,175

(3)
The dollar amounts reported in this column represent the average of the amounts reported for the Company’s NEOs as a group (excluding the CEOs) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the NEOs (excluding the CEOs) included for purposes of calculating the average amounts in each applicable year are as follows:

(i)
for 2025, Christopher Meyer, Todd Wilson, Sarah Mussetter, Jesse Griffith, Humera Kassem, and Meghan Spuler

(ii)
for 2024, Todd Wilson, Sarah Mussetter, Kevin Mayer, and Meghan Spuler

(iii)
for 2023, Todd Wilson, Sarah Mussetter, Kevin Mayer, Jyoti Lynch, and Wayne Davis

(iv)
for 2022, Lynn Schweinfurth, Todd Wilson, Wayne Davis, Michael Buchmeier, Sarah Mussetter, Jonathan Muhtar, and Darla Morse

(v)
for 2021, Lynn Schweinfurth, Jonathan Muhtar, Michael Kaplan, Darla Morse, and Michael Buchmeier

(4)
Pursuant to SEC Rules, the TSR figures assume an initial investment of $100 on the last day of the fiscal year.

(5)
Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the S&P 600 Restaurant Index.

(6)
The dollar amounts reported represent the amount of net loss reflected in the Company’s audited financial statements included in our annual report for the applicable year.

(7)
While the Company uses multiple financial and non-financial performance measures for the purpose of evaluating performance for the Company’s compensation programs, the Company has determined that Adjusted EBITDA is the financial performance measure that, in the Company’s assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used by the Company to link compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to Company performance.

FINANCIAL PERFORMANCE MEASURES
As described in greater detail in the “Executive Compensation—Compensation Discussion and Analysis,” the Company’s executive compensation program reflects a pay-for-performance philosophy. The metrics that the Company uses for our long-term incentive awards are selected based on an objective of incentivizing our NEOs to increase the value of our enterprise for our stockholders. The most important financial performance measures used by the Company to link executive compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to the Company’s performance are as follows:
2025 Most Important Measures
• Adjusted EBITDA • Comparable Guest Traffic • Relative TSR
Relationship Between Compensation Actually Paid and Financial Performance Measures
The following graphs further illustrate the relationship between the pay and performance figures that are included in the pay versus performance tabular disclosure above. In addition, the first graph below further illustrates the relationship between Company TSR and that of the S&P 600 Restaurant Index. As noted above, “compensation actually paid” for purposes of the tabular disclosure and the following graphs were calculated in accordance with SEC rules and do not fully represent the actual final amount of compensation earned by or actually paid to our NEOs during the applicable years.

CEO PAY RATIO
In accordance with Section 953(b) of the Dodd-Frank Act and Item 402(u) of Regulation S-K, we are providing information about the ratio of the annual total compensation of our current Chief Executive Officer, Mr. Pace, who served in such capacity effective April 24, 2025, to the annual total compensation of our median employee. We believe our pay ratio, which is based on our payroll and employment records using the methodology described below, is a reasonable estimate calculated in a manner consistent with the SEC pay ratio rules.
Approximately 92% of our employee population consists of hourly restaurant team members. Company hourly restaurant roles can be full-time or part-time. Flexible and part-time employment opportunities can be attractive for team members seeking to balance other commitments, have a social connection, or earn supplemental income. However, part-time employment has the effect of reducing the annual total compensation for our median employee.
To determine the median employee, we used total cash compensation paid in 2024 as reported to the Internal Revenue Service on Form W-2 of our employee population (including full time, part time, temporary, and seasonal employees, excluding both our current and former Chief Executive Officer). The Company employed 20,728 team members as of December 29, 2024, the last day of our fiscal year 2024, that had earnings in 2024.

No cost of living adjustments were made to determine the median employee. We did, however, annualize the compensation used for full time and part time employees who were not employed by the Company for all of 2024 by taking an employee’s compensation for the number of active days for which they were employed and annualizing such amount for the full year. We believe the use of total cash compensation for all employees is a consistently applied compensation measure because we do not widely distribute equity awards to employees. Less than 5.0% of our total employee population of 20,728 individuals as of December 29, 2024 received equity awards in 2024. The employee identified as the median employee in 2024 is a restaurant team member who worked primarily as a Line Cook during 2024 and was paid on an hourly basis. The median employee worked an average of 25.6 hours per week (or 1,331 hours during the year) in 2025. We calculated that employee’s 2025 annual total compensation using the same methodology (and including all the same compensation elements) that we used for our NEOs in the 2025 Summary Compensation Table set forth above in this proxy statement. The median employee earned $25,068 in total compensation (including company match to the 401(k) Plan) during 2025.
Mr. Pace’s 2025 total compensation as shown in the Summary Compensation Table and determined in accordance with the SEC pay ratio rules is $3,252,947.
As a result, we estimate that for fiscal year 2025, the ratio of our CEO annual total compensation to that of our median employee was approximately 130:1.
Because the rules governing pay ratio disclosure allow for companies to use different methodologies, apply various exclusions, and otherwise make reasonable assumptions and estimates that reflect their compensation practices, the pay ratio reported by other companies may not be comparable to our pay ratio. As a result, our pay ratio should not be used as a basis for comparison between us and other companies. We have provided this pay ratio information for compliance purposes, and neither the Compensation Committee nor Company management has used the pay ratio measure to influence decisions in determining compensation for our executives or other employees.

PROPOSAL 2:
ADVISORY VOTE ON EXECUTIVE COMPENSATION
In accordance with Section 14A of the Exchange Act and related SEC rules, the Company seeks a non-binding advisory vote from its stockholders to approve the executive compensation of our NEOs as disclosed in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on the design and effectiveness of our executive compensation programs. As an advisory vote, the outcome of the vote on this proposal is not binding upon us. Our Compensation Committee, which is responsible for designing and administering our executive compensation programs, values the opinions expressed by our stockholders and will consider the outcome of this vote when making future compensation decisions for our NEOs. In 2025, our advisory vote proposal was supported by over 91% of the votes cast. The Board has adopted a policy of holding annual say-on-pay advisory votes.
As described in detail under the heading “Compensation Discussion and Analysis,” our executive compensation objectives have been designed to link incentives and rewards for our executives to the achievement of specific and sustainable financial and strategic goals which are expected to result in increased stockholder value. We believe our executive compensation program satisfies these goals and is aligned with the long-term interests of our stockholders.
We request stockholder approval of the 2025 compensation of our NEOs as disclosed in this proxy statement. This vote is not intended to address any specific element of compensation, but rather the overall compensation of our NEOs and the compensation philosophy, policies, and practices described in this proxy statement. Accordingly, we ask that you vote FOR the following resolution to approve, on an advisory basis, the compensation of our NEOs:
“RESOLVED, that the stockholders of Red Robin Gourmet Burgers, Inc. approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s proxy statement for the 2026 annual meeting of stockholders pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table, and the other related tables and disclosure within the proxy statement.”
Please read the “Compensation Discussion and Analysis” section contained in this proxy statement, including the tables and narrative disclosures contained therein for additional details about our executive compensation programs. The Company anticipates that the next advisory “Say-on-Pay” vote will take place at the Company’s 2027 annual meeting of Stockholders.
VOTE REQUIRED
Proposal 2 requires the approval of a majority of the votes cast on the proposal. Abstentions and broker non-votes will have no effect on the outcome of the vote.
BOARD RECOMMENDATION
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

PROPOSAL 3:
APPROVAL OF AN AMENDMENT TO THE COMPANY’S
AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN
INTRODUCTION
The Board of Directors recommends and proposes an amendment (the “Third Amendment”) to the Company’s Amended and Restated Employee Stock Purchase Plan (the “ESPP”) to increase the number of shares of common stock available for purchase by eligible participants by an additional 250,000 shares.
The ESPP was initially adopted by our Board of Directors and approved by stockholders in 2017 and subsequently amended and reapproved by shareholders in 2020 and in 2023. Under the ESPP, eligible participants have the opportunity to acquire shares of our common stock at a discount. As of March 17, 2026, 534,865 shares of our common stock were issued and outstanding under the ESPP, and 65,135 shares of our common stock were available for issuance under the ESPP.
Our Compensation Committee approved the Third Amendment on February 16, 2026, subject to stockholder approval at the 2026 annual meeting. If the Company’s stockholders approve the Third Amendment, it will become effective on the date of such stockholder approval. If our stockholders do not approve the Third Amendment, we will only be able to issue shares under the ESPP until the currently available shares for issuance thereunder are exhausted.
The foregoing description of the proposed Third Amendment is qualified in its entirety by reference to the full text of Appendix A. Set forth below is a summary description of the ESPP. We are not proposing any changes to the terms of the ESPP, other than to increase the number of shares available for purchase.
On March 17, 2026, the closing price of our common stock was $3.34, as reported on Nasdaq.
SUMMARY DESCRIPTION OF THE FURTHER AMENDED AND RESTATED ESPP
Purpose. The purpose of the ESPP is to assist eligible employees in acquiring a stock ownership interest in the Company, at a favorable price and upon favorable terms, pursuant to a plan which is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code (the “Code”). The ESPP is also intended to encourage eligible employees to remain in the employ of the Company or a subsidiary and to provide them with an additional incentive to advance the best interests of the Company.
Administration. The Compensation Committee shall supervise and administer the ESPP and shall have full power and discretion to adopt, amend, and rescind any rules deemed desirable and appropriate for the administration of the ESPP, and to make all other determinations necessary or advisable for the administration of the ESPP.
Eligibility. Any person who is employed by the Company or a participating subsidiary as of the first day of any offering period (the “Grant Date”) shall be eligible to participate in the ESPP during the offering period in which such Grant Date occurs; provided, however, that any person who has been employed by the Company or a subsidiary for less than one year or whose customary employment is for twenty hours or less per week shall not be eligible to participate in the ESPP. As of the date of this proxy statement, approximately 6,800 employees were eligible to participate in the ESPP.
Maximum Shares and Purchase. The maximum number of shares that may be delivered under the ESPP is currently 600,000 shares (the Third Amendment, if approved, will increase this to 850,000). The maximum number of shares that any one participant may acquire upon exercise of his or her option with respect to any one offering period is 750; provided, however, that the Compensation Committee may establish a different individual limit in offering documents, in which case the 750 share limit shall be superseded by the individual limit set forth in such offering documents. A person who is otherwise eligible to participate in the ESPP shall not be granted any option or other right to acquire our common stock under the ESPP to the extent

(a) it would cause the person to own stock possessing 5% or more of the total combined voting power or value of all classes of our common stock or that of any subsidiary; or (b) such option would cause the individual to have rights to acquire stock under the ESPP (and any of our other existing compensation plans or compensation plans of our subsidiaries) that accrue at a rate that exceeds $25,000 of the fair market value of our common stock or that of a subsidiary for each calendar year in which such right is outstanding at any time.
Offering Periods. The ESPP is implemented by consecutive six-month offering periods; provided, however, that the Compensation Committee may declare, as it deems appropriate and in advance of the applicable offering period, a shorter or longer offering period. Unless otherwise specified by the Compensation Committee in advance of the offering period, an offering period that commences on or about July 1 will end the following December 31, and an offering period that commences on or about January 1 will end the following June 30.
Method of Payment of Contributions. At the time an eligible employee files a subscription agreement with the Company to participate in the ESPP, he or she elects to have payroll deductions made on each payday during the offering period in an amount not exceeding 15% of the compensation such participant receives on each payday during the offering period. The Company shall maintain on its books, or cause to be maintained by a recordkeeper, an account in the name of each eligible employee who has elected to participate in the ESPP. A participant may not make any additional payments to his or her account. A participant may terminate his or her contributions during an offering period by filing with the Company a written withdrawal form; provided, however, that for such withdrawal to be effective, the Company must receive the participant’s withdrawal form prior to the last day of that offering period (the “Exercise Date”).
Grant of Option. On each Grant Date, each eligible employee who is a participant during that offering period shall be granted an option to purchase a number of shares of our common stock. The option shall be exercised on the Exercise Date. The number of shares subject to the option shall be determined by dividing the participant’s account balance as of the applicable Exercise Date by the option price, subject to the maximum number of shares provided under the heading “Maximum Purchase” above. The Compensation Committee shall determine the option price per share at which shares of our common stock are sold in an offering period under the ESPP; provided that such option price may not be less than the lesser of (a) 85% of the fair market value of a share of our common stock on the applicable Grant Date; and (b) 85% of the fair market value of a share of our common stock on the applicable Exercise Date. Fair market value shall mean, as of any date and unless the Compensation Committee determines otherwise, the closing sales price of our common stock as quoted on any established stock exchange or national market system on the date of determination (or the closing bid, if no sales were reported) as reported in a source the Compensation Committee deems reliable.
Exercise of Option. Unless a participant terminates his or her participation in the ESPP by filing a withdrawal form, as discussed above, his or her option to acquire our common stock shall be exercised automatically on the Exercise Date for that offering period, without any further action on the participant’s part, and the maximum number of whole shares of our common stock subject to such option shall be acquired at the option price with the balance of such participant’s account. Fractional shares of our common stock may not be acquired. If an amount which exceeds the individual limit established pursuant to Section 4(b) of the ESPP or one of the limitations set forth in Section 8(c) of the ESPP remains in a participant’s account after the exercise of his or her option on the Exercise Date, such amount shall be refunded to the participant as soon as administratively practicable after such date.
Transferability. Rights granted under the ESPP are not transferable by a participant other than by will, by the laws of descent and distribution or pursuant to the ESPP’s beneficiary designation provisions.
Adjustments of and Changes in our Common Stock. Should any change be made to our common stock by reason of any reclassification, recapitalization, stock split, or reverse stock split; any merger, combination, consolidation, or other reorganization; any split-up, spin-off, or similar extraordinary dividend; any exchange of our common stock or other securities, any similar, unusual or extraordinary corporate transaction in respect to our common stock; or any sale of substantially all of the assets of the Company as an entirety; the Compensation Committee may make appropriate adjustments to the option price and number of shares of our common stock issuable under the ESPP.

Possible Early Termination of ESPP and Options. Upon a dissolution of the Company, or any other event described in “Adjustments of and Changes in our Common Stock” above, that the Company does not survive, the ESPP and, if prior to the last day of an offering period, any outstanding option granted with respect to that offering period shall terminate, subject to any provision that has been expressly made by our board of directors for the survival, substitution, assumption, exchange, or other settlement of the ESPP and options. In the event a participant’s option is terminated without a provision having been made by our board of directors for a substitution, exchange, or other settlement of the option, such participant’s account shall be paid to him or her in cash without interest.
Term of Plan; Amendment or Termination. The ESPP was effective as of July 12, 2017 (the “Effective Date”). No new offering periods shall commence on or after the day after the tenth anniversary of the Effective Date and the ESPP shall terminate as of the later of (a) the tenth anniversary of the Effective Date; and (b) the Exercise Date of the last offering period commenced on or prior to the day before the tenth anniversary of the Effective Date, unless sooner terminated pursuant to Section 4, Section 18, or Section 19 of the ESPP. Our board of directors may, at any time, terminate or, from time to time, amend, modify or suspend the ESPP, in whole or in part, without notice. Stockholder approval for any amendment or modification shall not be required, except to the extent required by applicable law or required under Section 423 of the Code in order to preserve the intended tax consequences of the ESPP or otherwise deemed necessary or advisable by our board of directors.
Tax Withholding. The Company may deduct from a participant’s account balance as of an Exercise Date, and before the exercise of the participant’s option takes effect, the amount of any taxes which the Company reasonably determines we may be required to withhold with respect to such exercise. In such event, the maximum number of whole shares of our common stock subject to such option shall be acquired at the option price with the balance of the participant’s account.
NEW PLAN BENEFITS
The actual number of shares that may be purchased by any individual under the ESPP is not determinable in advance because the number is generally calculated using the contributed amount and the purchase price.
Aggregate Purchases Under the Employee Stock Purchase Plan
The table below shows, as to each NEO and the various indicated groups, the aggregate number of shares of the Company’s common stock purchased under the ESPP since the plan’s inception in 2017 through March 17, 2026. Non-employee directors are not eligible to participate in the ESPP.
Name	Aggregate Number of Purchased Shares
David Pace	—
G.J. Hart	—
Christopher Meyer	—
Todd Wilson	—
Sarah Mussetter	427
Jesse Griffith	—
Humera Kassem	—
Meghan Spuler	—
All current executive officers as a group (5 persons)	427
All employees, including all current officers	534,865
FEDERAL INCOME TAX INFORMATION
The U.S. federal income tax consequences of the ESPP under current federal law, which is subject to change, are summarized in the following discussion of the general tax principles applicable to the ESPP. This summary is not intended to be exhaustive and, among other considerations, does not describe state, local, or international tax consequences. Individual circumstances may vary, and participants should rely on the advice of their tax counsel regarding federal income tax treatment under the ESPP. Furthermore, any tax advice contained in this discussion is not intended to be used, and may not be used, to avoid penalties imposed under the U.S. Internal Revenue Code.
Rights to acquire shares of our common stock granted under the ESPP are intended to qualify for favorable federal income tax treatment associated with rights granted under an “employee stock purchase plan” that qualifies under the provisions of Section 423(b) of the Code. Under these provisions, no income will be taxable to a participant until the shares acquired under the ESPP are sold or otherwise disposed of by the participant. If shares acquired under the ESPP are disposed of within two years from the date of grant or within one year from the date of purchase (a transaction referred to as a “disqualifying disposition”), the participant will recognize ordinary income in the year of such disposition equal to the excess of the fair market value of the stock on the date of purchase over the option exercise price. The amount of such ordinary income will be added to the participant’s basis in the shares and any additional gain or resulting loss recognized on the disposition of the shares after such basis adjustment will be a capital gain or loss. A capital gain or loss will be long-term if the participant holds the shares for more than one year after the date the participant purchases the shares.
If stock acquired under the ESPP is sold (or otherwise disposed of) more than two years after the date of grant and more than one year after the date of purchase, then the lesser of (i) the excess of the sale price of the stock at the time of disposition over the option price and (ii) the excess of the fair market value of the stock as of the date the participant entered the offering period over the option price (determined as of the date the participant entered the offering period) will be treated as ordinary income. If the sale price is less than the option price, no ordinary income will be reported. The amount of such ordinary income will be added to the participant’s basis in the shares and any additional gain or resulting loss recognized on the disposition of the shares after such basis adjustment will be long-term capital gain or loss. The Company will generally be entitled to a deduction in the year of a disqualifying disposition equal to the amount of ordinary income realized by the participant as a result of such disposition, subject to the satisfaction of any tax-reporting obligations. In all other cases, no deduction is allowed.
THE FOREGOING IS ONLY A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES TO THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF AWARDS UNDER THE ESPP. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A PARTICIPANT’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.
VOTE REQUIRED
Proposal 3 requires the approval of a majority of the votes cast on the proposal. Abstentions and broker non-votes will have no effect on the outcome of this Proposal.
BOARD RECOMMENDATION
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

PROPOSAL 4:
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
The Audit Committee is responsible for the appointment, compensation, retention, and oversight of the independent registered public accounting firm retained to perform the audit of our financial statements and our internal control over financial reporting. The Audit Committee selected Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for the fiscal year ending December 27, 2026. Deloitte has served as our independent registered public accounting firm since 2021.
EVALUATION OF AUDITOR
In approving the selection of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 27, 2026, the Audit Committee considered, among other factors:
•
Firm and engagement team experience, including in our industry;

•
Audit approach and supporting tools;

•
General technical expertise;

•
Audit quality factors, including timing of procedures and engagement team workload and allocation;

•
Recent Public Company Accounting Oversight Board (PCAOB) inspection findings and the firms’ responses thereto;

•
Communication and interaction with the Audit Committee and management;

•
Independence and commitment to objectivity and professional skepticism; and

•
The reasonableness and appropriateness of fees.

Based on this evaluation, our Board is requesting that our stockholders ratify Deloitte’s appointment for the 2026 fiscal year. We are not required to seek ratification from stockholders of our selection of the registered public accounting firm but are doing so as a matter of good governance. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another independent registered public accounting firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.
Representatives from Deloitte are expected to be present at the annual meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to any questions that might arise.
PRINCIPAL ACCOUNTANT FEES AND SERVICES
The following table summarizes the aggregate fees expected to be billed by Deloitte for the fiscal years ended December 28, 2025 and December 29, 2024:
	2025	2024
Audit fees	$1,286,749	$1,698,293
Audit-related fees	27,060	—
Tax fees	—	—
All other fees	—	—
Total	$1,313,808	$1,698,293
Audit Fees
Fees for audit services in 2025 and 2024 include the audit of our annual financial statements and reports on internal controls required by the Sarbanes-Oxley Act of 2002, reviews of our quarterly financial statements, consents, and other services related to SEC filings. The audit fees for fiscal 2024 have been revised from the amount previously reported to reflect additional invoices received subsequent to the filing of last year’s proxy statement.
Audit-Related Fees
Audit-related fees for 2025 include services associated with the review of the Company’s Franchise Disclosure Document and related regulatory filings. No audit-related fees were billed by Deloitte in 2024.
Tax Fee
No fees for tax services were billed by Deloitte in 2025 or 2024.
All Other Fees
There were no other fees billed by Deloitte in 2025 or 2024.
Audit Committee’s Pre-Approval Policies and Procedures
The Audit Committee pre-approves all audit and non-audit services to be performed by its independent registered public accounting firm and has established policies and procedures to ensure the Company is in full compliance with the requirements for pre-approval set forth in the Sarbanes-Oxley Act of 2002 and the SEC rules regarding auditor independence. The policies and procedures are detailed as to the particular service and do not delegate the Audit Committee’s responsibility to management.
In accordance with these policies and procedures, management submits for approval audit and non-audit services that management may wish to have the independent registered public accounting firm perform during the fiscal year, accompanied by an estimated range of fees for each service to be performed. The Audit Committee pre-approves or rejects the service and an accompanying range of fees for each service desired to be performed. Management is required to seek additional Audit Committee pre-approval when management becomes aware that any pre-approved service will result in actual fees greater than the fees initially approved. During the course of the year, the chair of the Audit Committee has the authority to pre-approve requests for services, or to delegate such authority to another Audit Committee member. At each subsequent Audit Committee meeting, the chair of the Audit Committee reports any interim pre-approvals since the last meeting.
All of the fees set forth in the Principal Accountant Fees and Services table above for fiscal year 2025 were pre-approved by the Audit Committee.
VOTE REQUIRED
Proposal 4 requires the approval of a majority of the votes cast on the proposal. Abstentions will have no effect on the outcome of the vote. As this is a routine matter, we do not expect any broker non-votes on this Proposal.
BOARD RECOMMENDATION
OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE APPOINTMENT OF DELOITTE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 27, 2026.

AUDIT COMMITTEE REPORT
The Audit Committee is responsible for overseeing and evaluating the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the Company’s financial reporting process, accounting principles, and internal controls as well as preparation of the Company’s financial statements in accordance with generally accepted accounting principles in the United States (GAAP). Deloitte, our independent registered public accounting firm for 2025, is responsible for expressing opinions on the conformity of the Company’s audited financial statements with GAAP and on the Company’s internal control over financial reporting.
The Audit Committee has reviewed and discussed with management and Deloitte the audited financial statements for the year ended December 28, 2025, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, the clarity of the disclosures in the financial statements, and Deloitte’s evaluation of the Company’s internal control over financial reporting.
The Audit Committee has reviewed and discussed with Deloitte the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the Securities and Exchange Commission. The Audit Committee has received from Deloitte the written disclosures and the letter required by applicable PCAOB requirements regarding the independent accountant’s communications with the Audit Committee concerning independence. The Audit Committee has also discussed such independence with Deloitte.
Based upon the review and discussions described above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in its annual report on Form 10-K for the year ended December 28, 2025, and the Board of Directors accepted the Audit Committee’s recommendations.
THE AUDIT COMMITTEE
Steven Lumpkin, Chair
Thomas Conforti
Nicole Miller Regan

VOTING PROCEDURES
YOUR VOTE IS VERY IMPORTANT
It is very important that your shares be represented and voted at the annual meeting. Whether or not you plan to attend the 2026 annual meeting of stockholders, please vote as soon as possible. We urge you to read the proxy statement and vote your shares as soon as possible. Specific voting instructions are set forth in the proxy statement and on both the Important Notice Regarding the Availability of Proxy Materials and proxy card. We urge you to vote as soon as possible even if you plan to attend the 2026 annual meeting of the stockholders, so that if you are unable to attend the annual meeting, your shares can be voted. Voting now will not limit your right to change your vote or to attend the 2026 annual meeting. If you should be present at the annual meeting and desire to vote in person, you may revoke any previously submitted proxy. If your shares are held in the name of a broker, bank, or other holder of record, follow the voting instructions you received from the holder of record in order to vote your shares.
If you are a beneficial owner of shares, to the extent that your bank, broker, or other holder of record has provided you with proxy materials and you do not instruct your bank, broker, or other holder of record how you want to vote, your shares may not be voted by a record holder on Proposals 1 through 3. Accordingly, we urge you to give instructions to your bank, broker, or other holder of record as to how you wish your shares to be voted so you may participate in the stockholder voting on these important matters.
The individuals named as proxies on the proxy card to vote your shares also have the discretionary authority to vote your shares, to the extent permitted by Rule 14(a)-4(c) under the Exchange Act, on any matter that is properly brought before the annual meeting. As of the date of the Notice of Annual Meeting of Stockholders, we knew of no other matters to be presented at the annual meeting.
VOTING INFORMATION
Voting rights. As of March 17, 2026, the record date for the meeting, we had 18,135,330 shares of common stock outstanding. Each share of our common stock outstanding on the record date is entitled to one vote on all items being voted on at the meeting. You can vote all of the shares that you owned on the record date. These shares may include: (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner through a stockbroker, bank, or other nominee.
Voting instructions. We encourage all stockholders to submit votes in advance of the meeting. Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted in advance of the meeting.
•
Stockholder of record. If your shares are registered directly in your name with the Company’s transfer agent, Equiniti Trust Company, LLC, you are considered the stockholder of record of those shares and we are sending these proxy materials directly to you. If you are a stockholder of record, you may vote by submitting a proxy. We have enclosed a proxy card and return envelope for you to use.

•
Beneficial ownership. If your shares are held in a brokerage account, by a bank, broker, trustee, or other nominee, you are considered the beneficial owner of shares held in street name. Your proxy materials are being forwarded to you by your bank, broker, trustee, or nominee, who is considered the stockholder of record of those shares. As the beneficial owner, you have the right to direct your bank, broker, trustee, or nominee on how to vote via the Internet or by telephone if the bank, broker, trustee, or nominee offers these options or by signing and returning a proxy card. Your bank, broker, trustee, or nominee provides you instructions on how to vote your shares. Stock exchange rules prohibit brokers from voting on Proposal 1 (election of directors), Proposal 2 (advisory vote on executive compensation), and Proposal 3 (amendment to the ESPP to increase the shares available for issuance) without receiving instructions from the beneficial owner of the shares. In the absence of instructions, shares subject to such broker non-votes will not be counted as voted or as present or represented on those proposals and so will have no effect on the vote for Proposals 1, 2, and 3. Votes directed by Internet or telephone through such a bank, broker, trustee, or nominee must be received by 11:59 p.m. Eastern Time on May 13, 2026, unless otherwise directed by your bank or broker. Because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain and submit a “legal proxy” from the broker, bank, or other holder of record that holds your shares, giving you the right to vote the shares at the meeting.
Voting in-person. Shares held in your name as the stockholder of record may be voted in person at the annual meeting. Shares held beneficially in street name may be voted in person only if you obtain and submit a legal proxy from the broker, bank, or other holder of record that holds your shares giving you the right to vote the shares.
Additional meeting matters. We do not expect any matters to be presented for a vote at the meeting other than the matters described in this proxy statement. If you grant a proxy, either of the officers named as proxy holder, David Pace or Sarah Mussetter, or their nominee(s) or substitute(s), will have the discretion to vote your shares on any additional matters that are properly presented for a vote at the meeting. If a nominee is not available as a candidate for director, the person named as the proxy holder will vote your proxy for another candidate nominated by our Board of Directors.
VOTES REQUIRED FOR EACH PROPOSAL
The following four proposals will be presented at the annual meeting for your vote. Our Board of Directors recommends a vote FOR all the director nominees in Proposal 1, and FOR Proposals 2, 3, and 4.
Proposal		Votes Required for Each Proposal	Treatment of Abstentions	Treatment of Broker Non-Votes	Board’s Voting Recommendation	Page Reference (for more detail)
1	Election of Directors	Votes cast ‘for’ a nominee’s election exceed the votes cast ‘against’ such nominee’s election	No Effect	No Effect	FOR ALL NOMINEES	8
2	Advisory Vote to approve executive compensation	Affirmative vote of a majority of the votes cast	No Effect	No Effect	FOR	62
3	Approval of an amendment to the Company’s Amended and Restated Employee Stock Purchase Plan to increase the number of authorized shares available for issuance	Affirmative vote of a majority of the votes cast	No Effect	No Effect	FOR	63
4	Ratification of independent registered public accounting firm	Affirmative vote of a majority of the votes cast	No Effect	N/A	FOR	67

ADDITIONAL INFORMATION
ATTENDANCE AT THE MEETING
All stockholders as of the record date, or their duly appointed proxies, may attend the meeting.
If you are not a stockholder of record but hold shares through a bank, broker, or other holder of record, you should provide proof of beneficial ownership on the record date, such as a legal proxy or your most recent account statement as of March 17, 2026 or other similar evidence of ownership. If you do not have valid, current, government- issued photo identification, such as a driver’s license, or proof of your stock ownership, you will not be admitted to the meeting. Registration and seating will begin at 7:30 a.m. MDT.
No cameras, laptops, recording equipment, other similar electronic devices, signs, placards, briefcases, backpacks, large bags, or packages will be permitted in the annual meeting. The Company reserves the right to deny admittance to any stockholder who attempts to bring any such item into the annual meeting. Small purses and bags are permissible, but they will be subject to inspection. All security procedures and instructions require strict adherence. By attending the annual meeting, stockholders agree to abide by the agenda and procedures for the annual meeting, copies of which will be distributed to attendees at the meeting.
DETERMINATION OF QUORUM
The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of our common stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum. There must be a quorum for any action to be taken at the meeting (other than an adjournment or postponement of the meeting). If you submit a properly executed proxy card, even if you abstain from voting, then your shares will be counted for purposes of determining the presence of a quorum. Broker non-votes will be counted for purposes of determining the presence of a quorum at the meeting.
REVOCABILITY OF PROXIES
Even after you have submitted your proxy, you may change your vote or revoke your proxy at any time before the votes are cast at the meeting by: (1) delivering a written notice of your revocation to our corporate secretary at our principal executive office, 10000 E. Geddes Avenue, Suite 500, Englewood, Colorado 80112; (2) executing and delivering a later dated proxy; or (3) voting in person at the annual meeting. In addition, the powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.
If your shares are held in “street name” (i.e., held of record by a bank, broker, or other holder of record) and you wish to revoke a proxy, you should contact your bank, broker, or other holder of record and follow its procedures for changing your voting instructions. You also may vote in person at the annual meeting if you obtain and submit a legal proxy from your bank, broker, or other holder of record.
Only the latest validly executed proxy that you submit will count.
PROXY SOLICITATION COSTS
The accompanying proxy is being solicited on behalf of the Board of Directors of our Company. The expense of preparing, printing, and mailing the notice regarding internet availability or proxy card and the material used in the solicitation thereof will be borne by the Company. In addition to the use of the mail, proxies may be solicited by telephone, other electronic means, or in person, by our directors, officers, and employees at no additional compensation. Arrangements may also be made with brokerage houses and other custodians, nominees, and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and we may reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith. In addition, Georgeson LLC has been retained to assist in the solicitation of proxies for the 2026 annual meeting of stockholders for a fee of approximately $7,600 plus associated costs and expenses.

DELIVERY OF PROXY MATERIALS
Important Notice Regarding Availability of Proxy Materials
Our proxy materials are available at http://www.redrobin.com/eproxy.
“HOUSEHOLDING” OF PROXY MATERIALS
As permitted by applicable law, we may deliver only one copy of certain of our documents, including the proxy statement, annual report, and information statement to stockholders residing at the same address, unless such stockholders have notified us of their desire to receive multiple copies thereof. This process, which is commonly referred to as “householding,” is intended to provide extra convenience for stockholders and cost savings for the Company.
If you wish to opt-out of householding and continue to receive multiple copies of the proxy materials at the same address, you may do so at any time prior to thirty days before the mailing of the proxy materials, which are typically mailed in April of each year, by notifying us in writing at: Red Robin Gourmet Burgers, Inc., Attn: Stockholder Services, 10000 E. Geddes Avenue, Suite 500, Englewood, Colorado 80112, or by contacting us at (303) 846-6000. You also may request additional copies of the proxy materials by notifying us in writing at the same address or contacting us at (303) 846-6000, and we will undertake to deliver such additional copies promptly. If you share an address with another stockholder and currently are receiving multiple copies of the proxy materials, you may request householding by notifying us at the above referenced address or telephone number.
OTHER BUSINESS
The Board knows of no other matters to be presented for stockholder action at the meeting. If other matters are properly brought before the meeting, the persons named as proxies in the accompanying proxy card intend to vote the shares represented by them in accordance with their best judgment.
STOCK OWNERSHIP INFORMATION
Security Ownership of Certain Beneficial Owners
The following table sets forth information regarding beneficial owners of more than 5% of our common stock. The percent of class is calculated based on 18,135,330 shares of common stock outstanding as of March 17, 2026. All other information is taken from or based upon ownership filings made by such persons with the SEC or upon information provided by such persons to the Company.
	Shares Beneficially Owned
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
JCP and Jumana(1)	3,549,708	19.6%
Pacific Ridge Capital Partners, LLC(2)	1,388,465	7.7%
Bandera Partners LLC(3)	1,350,000	7.4%
Acuitas Investments, LLC(4)	877,606	4.8%

(1)
This disclosure is based on a Schedule 13D/A filed with the SEC on February 18, 2026 by JCP Investment Partnership, LP (“JCP Partnership”), JCP Investment Partners, LP (“JCP Partners”), JCP Investment Holdings, LLC (“JCP Holdings”), JCP Investment Management, LLC (“JCP Management”), James Pappas, Jumana Capital Investments LLC (“Jumana Capital”), and Christopher Martin. At the time of filing, JCP Partnership, JCP Partners, and JCP Holdings each reported having shared voting power and shared dispositive power over 776,564 shares, JCP Management and Mr. Pappas each reported having shared voting power and shared dispositive power over 1,084,104 shares, and Jumana Capital and Mr. Martin each reported having shared voting power and shared dispositive power over 1,667,906 shares. Additionally, Mr. Pappas directly owns

10,567 shares pursuant to the vesting of RSUs received in connection with his service as a director of the Company, and Mr. Martin also directly owns 10,567 shares pursuant to the vesting of RSUs received in connection with his service as a director of the Company. The principal business office of JCP Partnership, JCP Partners, JCP Holdings, JCP Management, and Mr. Pappas is 1177 West Loop South, Suite 1320, Houston, Texas 77027. The principal business office of Jumana Capital and Mr. Martin is 1717 St. James Place, Suite 335, Houston, Texas 77056.
(2)
This disclosure is based on a Schedule 13G/A filed with the SEC on February 16, 2026 by Pacific Ridge Capital Partners, LLC (“Pacific Ridge”). At the time of filing, Pacific Ridge reported having sole voting power over 845,422 shares and sole dispositive power over 1,388,465 shares. The principal business office of Pacific Ridge is 4900 Meadows Rd, STE 320, Lake Oswego, OR 97035.

(3)
This disclosure is based on a Schedule 13G filed with the SEC on August 19, 2025 by Bandera Partners LLC (“Bandera Partners”), Gregory Bylinsky, and Jefferson Gramm (collectively, the “Bandera Reporting Persons”). Bandera Partners is the investment manager of Bandera Master Fund and may be deemed to have beneficial ownership over the Shares held by Bandera Master Fund by virtue of the sole and exclusive authority granted to Bandera Partners by Bandera Master Fund to vote and dispose of such Shares. Messrs. Bylinsky and Gramm are Managing Members of Bandera Partners and may be deemed to beneficially own the Shares held by Bandera Master Fund. At the time of filing, Bandera reported having sole voting power and sole dispositive power over 1,350,000 shares. The principal business address of each of the Bandera Reporting Persons is 138 Atlantic Avenue, Brooklyn, NY 11201.

(4)
This disclosure is based on a Schedule 13G/A filed with the SEC on May 2, 2025 by Acuitas Investments, LLC (“Acuitas”). At the time of filing, Acuitas reported having sole voting power over 877,606 shares and sole dispositive power over 1,388,465 shares. The principal business office of Acuitas is 520 Pike Street, Suite 1221, Seattle, WA 98101.

Security Ownership of Directors and Management
The following table contains information about the beneficial ownership (unless otherwise indicated) of our common stock as of March 17, 2026 by:
•
each of our directors and director nominees;

•
each NEO set forth in the Summary Compensation Table; and

•
all directors and executive officers as a group.

	Shares Beneficially Owned(1)
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
David Pace(2)	286,449	1.6%
G.J. Hart(3)	318,104	1.8%
Christopher Meyer	—	—
Todd Wilson(4)	64,846	*
Sarah Mussetter(5)	62,627	*
Jesse Griffith(6)	22,211	*
Humera Kassem	—	—
Meghan Spuler(7)	4,909	*
Anthony Ackil	62,423	*
Thomas Conforti(8)	76,506	*
Steven Lumpkin(9)	90,292	*
Christopher Martin(10)	10,567	*
Allison Page	53,147	*
James Pappas(11)	10,567	*
Nicole Miller Regan	23,738	*
Anddria Varnado	38,983	*
Directors and executive officers as a group (13 persons)(12)	737,510	4.1%

*
Represents beneficial ownership of less than one percent (1.0%) of the outstanding shares of our common stock.

(1)
If a stockholder holds options, RSUs, or other securities that are currently vested or exercisable or that vest or become exercisable within 60 days of March 17, 2026, in accordance with the rules of the SEC, we treat the common stock underlying those securities as owned by that stockholder and as outstanding shares when we calculate the stockholder’s percentage ownership of our common stock, and we do not consider that common stock to be outstanding when we calculate the percentage ownership of any other stockholder.

(2)
Consists of 36,449 shares of common stock held directly by Mr. Pace and 250,000 RSUs granted to Mr. Pace that will vest within 60 days of March 17, 2026. Does not include 35,429 RSUs that have vested but are deferred.

(3)
Consists of 318,104 shares of common stock held directly by Mr. Hart, based on the information known at the time of his departure from the role of senior advisor on September 24, 2025.

(4)
Consists of 64,846 shares of common stock held directly by Mr. Wilson, based on the information known at the time of his departure on December 12, 2025.

(5)
Consists of 36,797 shares of common stock held directly by Ms. Mussetter and 25,830 RSUs granted to Ms. Mussetter that will vest within 60 days of March 17, 2026.

(6)
Consists of 8,789 shares of common stock held directly by Mr. Griffith and 13,422 RSUs granted to Mr. Griffith that will vest within 60 days of March 17, 2026.

(7)
Consists of 4,909 shares of common stock held directly by Ms. Spuler, based on the information known at the time of her departure on August 20, 2025.

(8)
Consists of 49,006 shares of common stock held directly by Mr. Conforti and 27,500 shares of common stock held indirectly by Mr. Conforti in a trust of which he is the trustee.

(9)
Consists of 35,249 shares of common stock held directly by Mr. Lumpkin, 50,043 shares of common stock held indirectly by Mr. Lumpkin in a trust of which he is the trustee, and 5,000 shares of common stock subject to options that are currently exercisable.
(10)
Consists of 10,567 shares of common stock held directly by Mr. Martin. Mr. Martin disclaims beneficial ownership of the 1,667,906 shares held by Jumana Capital Investments LLC (“Jumana Capital”), except to the extent of his pecuniary interest therein. Mr. Martin, as Manager of Jumana Capital, may be deemed to beneficially own the shares of Common Stock owned directly by Jumana Capital.

(11)
Consists of 10,567 shares of common stock held directly by Mr. Pappas. Mr. Pappas disclaims beneficial ownership of the 1,084,104 shares held in certain accounts (the “JCP Accounts”) managed by JCP Investment Management, LLC (“JCP Management”), except to the extent of his pecuniary interest therein. JCP Management, as the investment manager of the JCP Accounts, may be deemed to beneficially own the shares of Common Stock held in the JCP Accounts. Mr. Pappas, as the managing member of JCP Management, may be deemed to beneficially own the shares of Common Stock held in the JCP Accounts. Mr. Pappas also disclaims beneficial ownership of the 776,564 shares owned directly JCP Investment Partnership, LP (“JCP Partnership”), except to the extent of his pecuniary interest therein. JCP Investment Partners, LP (“JCP Partners”), as the general partner of JCP Partnership, may be deemed to beneficially own the shares of Common Stock owned directly by JCP Partnership. JCP Investment Holdings, LLC (“JCP Holdings”), as the general partner of JCP Partners, may be deemed to beneficially own the shares of Common Stock owned directly by JCP Partnership. JCP Management, as the investment manager of JCP Partnership, may be deemed to beneficially own the shares of Common Stock owned directly by JCP Partnership. Mr. Pappas, as the managing member of JCP Management and the sole member of JCP Holdings, may be deemed to beneficially own the shares of Common Stock owned directly by JCP Partnership.

(12)
Consists of 443,258 shares of common stock held directly, 289,252 RSUs that will vest within 60 days of March 17, 2026, and 5,000 share of common stock subject to options that are currently exercisable, by our directors and executive officers as a group (excluding shares held by Mr. Hart, Mr. Wilson, and Ms. Spuler based on their dates of departure).

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors, and greater than ten percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.
To our knowledge, based solely on a review of the copies of such reports furnished to us and representations that no other reports were required, during fiscal year 2025 all of our officers, directors, and greater than ten percent beneficial owners timely complied with all Section 16(a) filing requirements, except the initial statement of beneficial ownership on Form 3 for Mr. Griffith following his promotion to Chief Operations Officer was filed untimely due to a delay in obtaining filing codes during the federal government shutdown.
EQUITY COMPENSATION PLAN INFORMATION
We maintain four equity-based compensation plans—the Second Amended and Restated 2007 Performance Incentive Plan (the “2007 Plan”), the 2017 Performance Incentive Plan (the “2017 Plan”), the 2024 Performance Incentive Plan (the “2024 Plan”), and the Amended and Restated Employee Stock Purchase Plan (the “ESPP”). Our stockholders have approved each of these plans.
The following table sets forth our equity compensation plans in the aggregate, the number of shares of our common stock subject to outstanding options and rights under these plans, the weighted average exercise price of outstanding options, and the number of shares remaining available for future award grants under these plans as of December 28, 2025:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)(1)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders
2007 Plan	44,534	$61.04	0
2017 Plan	163,386	$17.68	0
2024 Plan	3,947,114	N/A	464,131
ESPP	N/A	N/A	65,135
Equity compensation plans not approved by security holders	—	N/A	N/A
Total	4,155,034	$54.12	529,266

(1)
Shares reported in column (a) consist of 52,994 shares underlying non-qualified stock options, 1,237,310 shares underlying RSUs, and 2,289,414 shares underlying PSUs at maximum payout. The PSU awards cliff-vest at the end of a three-year performance cycle, generally subject to the executive’s continued employment through the applicable vesting date, with the number of PSUs determined based on achievement of performance goals as approved by the Compensation Committee. Column (b) does not take shares underlying RSUs and PSUs into account.

PROPOSALS FOR INCLUSION IN 2027 PROXY STATEMENT
For your proposal to be considered for inclusion in our proxy statement for next year’s meeting, your written proposal must be received by our corporate secretary at our principal executive office no later than November 26, 2026 in accordance with Rule 14a-8 of the Exchange Act. If we change the date of next year’s meeting by more than 30 days from the date of this year’s meeting, then the deadline is a reasonable time before we begin to print and mail our proxy materials. You should also be aware that your proposal must comply with SEC regulations regarding inclusion of stockholder proposals in Company-sponsored proxy materials and the Bylaws.
Our Bylaws also provide for proxy access stockholder nominations of director candidates by eligible stockholders. For a director nominee to be included in the Company’s proxy statement for the 2027 annual meeting of stockholders, our corporate secretary must receive a written notice not later than January 14, 2027 and not earlier than December 15, 2026, and it must contain the additional information required by the Bylaws. If we advance the date of the 2027 annual meeting by more than 30 days, or delay the date by 60 days, from the anniversary of the date of the 2026 annual meeting, in order for the proposal to be timely, we must receive your written proposal not earlier than the one hundred and twentieth (120th) day prior to the date of the 2027 annual meeting, and not later than the close of business on the later of the ninetieth (90th) day before the date of the 2027 annual meeting and the tenth (10th) day following the day on which notice of the date of the 2027 annual meeting is mailed or public disclosure of the date of the 2027 annual meeting is made, whichever occurs first.
PROPOSALS TO BE ADDRESSED AT 2027 ANNUAL MEETING (BUT NOT INCLUDED IN PROXY STATEMENT)
Our Bylaws establish an advance notice procedure with regard to director nominations and other proposals by stockholders that are not intended to be included in our proxy materials, but that a stockholder instead wishes to present directly at an annual meeting. In order for you to properly bring a proposal (including director nominations) under this provision for the 2027 annual meeting of stockholders, our corporate secretary must receive a written notice of the proposal not later than February 13, 2027 and not earlier than January 14, 2027, and it must contain the additional information required by the Bylaws. All proposals received after February 13, 2027, will be considered untimely. If we change the date of next year’s meeting by more than

30 days from the anniversary of the date of the 2026 annual meeting, in order for the proposal to be timely, we must receive your written proposal no later than the close of business on the ninetieth (90th) day prior to the 2027 annual meeting, or the tenth (10th) day following the day on which the 2027 annual meeting date is publicly announced.
Our bylaws are filed as Exhibit 3.2 to our Current Report on Form 8-K filed with the SEC on March 23, 2023. You can also request a copy of the bylaws by submitting a written request to our corporate secretary at our principal executive office.
We intend to file a proxy statement and WHITE proxy card with the SEC in connection with the solicitation of proxies for our 2027 annual meeting of stockholders.
By Order of the Board of Directors,
Sarah Mussetter
Secretary
Englewood, Colorado
March 26, 2026

Appendix A
THIRD AMENDMENT TO
RED ROBIN GOURMET BURGERS, INC.
AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN
The Amended and Restated Employee Stock Purchase Plan, as amended (the “Plan”) of Red Robin Gourmet Burgers, Inc., a Delaware corporation (the “Company”), is hereby amended, effective as of May 14, 2026 (the “Effective Date”), as follows:
1.   Amendment to Section 4(a) of the Plan. The second sentence of Section 4(a) of the Plan is hereby amended and restated in its entirety as follows:
“The maximum number of Shares that may be delivered pursuant to Options granted under this Plan is 850,000 Shares, subject to adjustments pursuant to Section 17 (the “Plan Limit”).”
2.   Effectiveness. In accordance with Section 19(b) of the Plan, the effectiveness of this Third Amendment to the Red Robin Gourmet Burgers, Inc. Amended and Restated Employee Stock Purchase Plan (this “Amendment”) is subject to the approval of the Company’s stockholders at the Company’s 2026 annual general meeting of stockholders. For the avoidance of doubt, if stockholder approval is not obtained, then this Amendment shall be void ab initio and of no force and effect.
3.   Effect on the Plan. This Amendment shall not constitute a waiver, amendment or modification of any provision of the Plan not expressly referred to herein. Except as expressly amended or modified herein, the provisions of the Plan are and shall remain in full force and effect and are hereby ratified and confirmed. On and after the Effective Date, each reference in the Plan to “this Plan,” “herein,” “hereof,” “hereunder” or words of similar import shall mean and be a reference to the Plan as amended hereby. To the extent that a provision of this Amendment conflicts with or differs from a provision of the Plan, such provision of this Amendment shall prevail and govern for all purposes and in all respects.
IN WITNESS WHEREOF, the undersigned, being authorized by the Board of Directors of the Company (the “Board”) to execute this Amendment, as evidenced by the approval and adoption of this Amendment by the Board, has executed this Amendment as of the date first written above.
RED ROBIN GOURMET BURGERS, INC.
By:

Name:
Title:

A-1

ANNUAL MEETING OF STOCKHOLDERS OF RED ROBIN GOURMET BURGERS, INC. May 14, 2026 If no direction is provided, this proxy will be voted "FOR" Proposal 6. NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, Proxy Statement, Form of Proxy Card, and 2025 Annual Report on Form 10-K are available at www.redrobin.com/eproxy Please sign, date, and mail your proxy card in the envelope provided as soon as possible. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. THIS PROXY WHEN PROPERLY EXECUTED AND RETURNED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF THIS PROXY IS PROPERLY EXECUTED AND RETURNED, BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH DIRECTOR
LISTED UNDER PROPOSAL 1, AND “FOR” PROPOSALS 2, 3, AND 4. SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING IN ACCOR- DANCE WITH THE STOCKHOLDER’S SPECIFICATIONS. THIS PROXY CONFERS DISCRETIONARY AUTHORITY WITH RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS TO THE UNDERSIGNED. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF RED ROBIN GOURMET BURGERS, INC. PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED PRE-ADDRESSED ENVELOPE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING. The undersigned hereby acknowledges receipt of the notice of annual meeting of stockholders, proxy statement, and 2025 annual report on Form 10-K. 1. The election of seven (7) directors for one-year terms: (a) Anthony Ackil (b) Steven Lumpkin (c) Christopher Martin (d) David Pace (e) James Pappas (f) Nicole Miller Regan (g) Anddria Varnado 2. Approval, on an advisory basis, of the compensation of the Company’s named executive officers. 3. Approval of an amendment to the Company’s Amended and Restated Employee Stock Purchase Plan to increase the number of authorized shares available for issuance. 4. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 27, 2026. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. FOR AGAINST ABSTAIN THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL DIRECTORS LISTED UNDER PROPOSAL 1, AND “FOR” PROPOSALS 2, 3, AND 4. PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. 00033333333030300000 8 051426 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via equiniti.com/us/ast-access to enjoy online access.

014475 RED ROBIN GOURMET BURGERS, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints David Pace and Sarah Mussetter, and each of them, as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of Red Robin Gourmet Burgers, Inc. held of record by the undersigned on March 17, 2026, at the Annual Meeting of Stockholders to be held at Red Robin’s Yummm U, located at 10000 East Geddes Avenue, Unit 500, Englewood, Colorado 80112, at 8:00 a.m. Mountain Time on May 14, 2026, or any adjournment or postponement thereof. This proxy authorizes each of the persons named above to vote at her or his discretion on any other matter that may properly come before the meeting or any postponement or adjournment thereof. If this card is properly executed and returned, but contains no specific voting instructions, these shares will be voted in accordance with the recommendation of the Board of Directors. (Continued and to be signed on the reverse side)